HIGHLAND FIXED INCOME FUND

HIGHLAND TOTAL RETURN FUND

Dear Shareholder:

Your vote is needed.

Enclosed you will find important information concerning your investment in the Highland Fixed Income Fund and the Highland Total Return Fund, as applicable (each, a “Target Fund,” and together, the “Target Funds”), each a series of Highland Funds II (the “Target Trust”). The Board of Trustees of the Target Trust (the “Board”), after careful consideration, has approved the following reorganizations (each, a “Reorganization,” and together, the “Reorganizations”):

•	The reorganization of the Highland Fixed Income Fund into the First Foundation Fixed Income Fund, a newly created series of The Advisors’ Inner Circle Fund III (the “Acquiring Trust”);
•	The reorganization of the Highland Total Return Fund into the First Foundation Total Return Fund, a newly created series of the Acquiring Trust (together with the First Foundation Fixed Income Fund, the “Acquiring Funds,” and each, an “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”), a newly created series of the Acquiring Trust.

A joint special meeting of shareholders of the Target Funds has been scheduled for Friday, January 8, 2021 at 10:00 a.m., Central Time, to vote on the Reorganizations. Target Fund shareholders of record as of the close of business on November 16, 2020 are entitled to vote at the meeting and at any adjournment or postponement of the meeting.

The attached combined Proxy Statement/Prospectus gives you information relating to the Reorganizations. The Board of Trustees of the Target Trust recommends that shareholders of the Target Funds approve the Reorganizations.

Highland Capital Management Fund Advisors, L.P., (“Highland” or the “Target Funds’ Adviser”), the investment adviser of the Target Funds, has proposed the Reorganizations so that First Foundation Advisors (“FFA” or the “Sub-Adviser”) can manage the Acquiring Funds as the successor vehicles to the Target Funds pursuant to the same principal investment strategies, while being able to leverage the economies of scale of the Acquiring Trust and reduce Fund operating costs for shareholders.

In connection with an open-end fund rationalization process throughout 2019 and 2020 within the Highland retail fund complex, Highland and the Board reviewed and assessed the viability of various open-end funds advised by Highland and overseen by the Board to determine what efficiencies may be gained by merging, liquidating, rebranding or changing investment advisers for certain funds. In connection with this review, the Adviser had proposed and the Board has approved certain liquidations and mergers of other Highland funds not involved in these Reorganizations.

Highland and the Board also considered the options available for each Target Fund, which are currently sub-advised by First Foundation Advisors (“FFA”). Highland took over management of the Target Funds in 2011 and transitioned sub-advisory services to FFA in 2014. Although FFA initially doubled the assets of the Target Funds, there has been little to no asset growth in such funds by outside retail investors that are not clients of FFA. In the meantime, Highland undertook the open-end fund rationalization process described above and sought to focus its efforts on providing value to both institutional and retail investors by providing access to alternatives in a range of investment vehicles, ultimately moving the sales focus away from the fixed income and total return strategies utilized by the Target Funds.

After Highland initially approached FFA to advise the Target Funds, FFA expressed its desire to continue to sub-advise the Target Funds and proposed that Highland and the Board consider Brookmont Capital Management, LLC (“Brookmont”) as an adviser capable of assuming the necessary investment advisory responsibilities. Highland believes that Brookmont has the experience and expertise to manage the Target Funds, that Brookmont could provide material cost savings to shareholders once the Target Funds are reorganized into a large series trust, and that Brookmont’s investment philosophy aligns closely with the value investing methodology utilized by FFA.

As discussed in greater detail in the accompanying Proxy Statement/Prospectus (i) the Target Funds’ will bear the costs of the Reorganizations; and (ii) the Acquiring Funds and the Target Funds value fixed income securities differently. As a result, if the Reorganizations are approved, (i) the total dollar value of Acquiring Fixed Income Fund shares you receive in the Reorganization is expected to be approximately $0.03 per share lower than the total dollar value of your Highland Fixed Income Fund shares immediately prior to the Reorganization; (ii) the total dollar value of First Foundation Total Return Fund shares you receive in the Reorganization is expected to be approximately $0.04 per share lower than the total dollar value of your Target Total Return Fund shares immediately prior to the Reorganization. However, each Reorganization is expected to benefit shareholders by allowing shareholders of each Target Fund to retain their ownership stake in a fund vehicle with a lower expense ratio that has the same portfolio managers as the current Target Funds and is managed identically in all material ways to the Target Fund. Specifically, the total fund operating expenses of the First Foundation Fixed Income Fund are projected to be 0.10% lower than the Highland Fixed Income Fund and the total fund operating expenses of the First Foundation Total Return Fund are projected to be 0.14% lower than the Highland Total Return Fund as of September 30, 2020.

If shareholders of a Target Fund approve its Reorganization, and all other closing conditions are met, the Reorganization is expected to take effect on or about Monday, January 11, 2021. Upon the completion of a Reorganization, each shareholder of the Target Fund will receive shares of the corresponding class of shares of the Acquiring Fund, as discussed in greater detail in the Proxy Statement/Prospectus. Your Target Fund would have a different investment adviser, Brookmont, but the same sub-adviser, FFA, and the same portfolio managers as your Target Fund. We encourage you to support the Trustees’ recommendation to approve the proposals. Before you vote, however, please read the full text of the combined Proxy Statement/Prospectus.

While you are, of course, welcome to join us at the meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. In the event that insufficient votes are received from shareholders, the meeting may be adjourned or postponed to permit further solicitation of proxies.

Your vote is important to us. Thank you for taking the time to consider this important proposal and for your continuing investment.

/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer

2

Highland Funds II

300 Crescent Court, Suite 700

Dallas, Texas 75201

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

HIGHLAND FIXED INCOME FUND

HIGHLAND TOTAL RETURN FUND

To Be Held on Friday, January 8, 2021

As noticed and supplemented on September 29, 2020, a joint special meeting (the “Meeting”) of the shareholders of the Highland Fixed Income Fund and the Highland Total Return Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of the Highland Funds II (the “Target Trust”) will be held on Friday, January 8, 2021 at 10:00 a.m., Central Time, at 200 Crescent Court, Crescent Club, Dallas, Texas 75201 to vote on the following proposals (each, a “Proposal,” and together, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal 1: Highland Fixed Income Fund – First Foundation Fixed Income Fund Reorganization

To approve an Agreement and Plan of Reorganization pursuant to which the First Foundation Fixed Income Fund (the “Acquiring Fixed Income Fund”) would acquire all of the assets and assume all of the liabilities of the Highland Fixed Income Fund (the “Target Fixed Income Fund”) in exchange for Class A Shares and Class Y Shares of the Acquiring Fixed Income Fund to be distributed pro rata by the Target Fixed Income Fund to its shareholders of Class A Shares and Class Y Shares, respectively, in a complete liquidation and termination of the Target Fixed Income Fund.

Proposal 2: Highland Total Return Fund – First Foundation Total Return Fund Reorganization

To approve an Agreement and Plan of Reorganization pursuant to which the First Foundation Total Return Fund (the “Acquiring Total Return Fund”) would acquire all of the assets and assume all of the liabilities of the Highland Total Return Fund (the “Target Total Return Fund”) in exchange for Class A Shares and Class Y Shares of the Acquiring Total Return Fund to be distributed pro rata by the Target Total Return Fund to its shareholders of Class A Shares and Class Y Shares, respectively, in a complete liquidation and termination of the Target Total Return Fund.

Shareholders of each Target Fund will vote separately on each Proposal. The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

Target Fund shareholders of record as of the close of business on November 16, 2020, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned or postponed to permit further solicitations of proxies.

The Board of Trustees of the Target Trust (the “Target Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Target Trust Board recommends that shareholders of the Target Funds vote “FOR” the Proposals as described in the accompanying Proxy Statement/Prospectus.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned.

You may revoke your proxy and change your vote by:

☐	signing a proxy card with a later date and returning it before the polls close at the Meeting,
☐	voting by telephone or on the Internet before the commencement of the Meeting, or
☐	voting at the meeting.

By order of the Board of Trustees,

/s/ Frank Waterhouse

Frank Waterhouse
Principal Executive Officer of the Target Trust
December 7, 2020

2

Highland Fixed Income Fund and Highland Total Return Fund, each a series of Highland Funds II 300 Crescent Court, Suite 700 Dallas, Texas 75201 877-665-1287	First Foundation Fixed Income Fund and First Foundation Total Return Fund, each a series of The Advisors’ Inner Circle Fund III One Freedom Valley Drive Oaks, Pennsylvania 19456 800-838-0191

PROXY STATEMENT/PROSPECTUS

DECEMBER 7, 2020

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Highland Fixed Income Fund and the Highland Total Return Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Highland Funds II (the “Target Trust”), should know before voting on the proposed reorganizations that are described herein (each, a “Reorganization,” and together, the “Reorganizations”), and should be retained for future reference. This document is both the proxy statement of the Target Funds and also a prospectus for the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a newly created series of The Advisors’ Inner Circle Fund III (the “Acquiring Trust”). The Target Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) are each series of registered open-end management investment companies.

The Reorganizations will be effected pursuant to an Agreement and Plan of Reorganization (the “Agreement”). Under the Agreement, each Target Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s liabilities and the classes of shares of the Acquiring Fund as set forth in the following chart:

If you own shares of the Target Fund listed below	Share Class	You will receive shares of the Acquiring Fund listed below	Share Class
Highland Fixed Income Fund	Class A	First Foundation Fixed Income Fund	Class A
	Class Y		Class Y
Highland Total Return Fund	Class A	First Foundation Total Return Fund	Class A
	Class Y		Class Y

On November 16, 2020, Class C Shares of each Target Fund were converted to Class Y Shares of such Target Fund, and such former shareholders of Class C Shares of each Target Fund will receive Class Y Shares of the corresponding Acquiring Fund.

A joint special meeting of the shareholders of the Target Funds (the “Meeting”) will be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201 on Friday, January 8, 2021 at 10:00 a.m., Central Time. At the Meeting, shareholders of the Target Funds will be asked to consider the following proposals relating to the Reorganizations (each, a “Proposal,” and together, the “Proposals”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal 1: Highland Fixed Income Fund – First Foundation Fixed Income Fund Reorganization

To approve an Agreement and Plan of Reorganization pursuant to which the First Foundation Fixed Income Fund (the “Acquiring Fixed Income Fund”) would acquire all of the assets and assume all of the liabilities of the Highland Fixed Income Fund (the “Target Fixed Income Fund”) in exchange for Class A Shares and Class Y Shares of the Acquiring Fixed Income Fund to be distributed pro rata by the Target Fixed Income Fund to its shareholders of Class A Shares and Class Y Shares, respectively, in a complete liquidation and termination of the Target Fixed Income Fund.

Proposal 2: Highland Total Return Fund – First Foundation Total Return Fund Reorganization

To approve an Agreement and Plan of Reorganization pursuant to which the First Foundation Total Return Fund (the “Acquiring Total Return Fund”) would acquire all of the assets and assume all of the liabilities of the Highland Total Return Fund (the “Target Total Return Fund”) in exchange for Class A Shares and Class Y Shares of the Acquiring Total Return Fund to be distributed pro rata by the Target Total Return Fund to its shareholders of Class A Shares and Class Y Shares, respectively, in a complete liquidation and termination of the Target Total Return Fund.

Shareholders of each Target Fund will vote separately on each Proposal, as shown below:

Target Fund	Acquiring Fund	Proposal #
Highland Fixed Income Fund	First Foundation Fixed Income Fund	1
Highland Total Return Fund	First Foundation Total Return Fund	2

The approval of one Reorganization is not contingent upon the approval of any other Reorganization.

Each Reorganization is anticipated to be a tax-free transaction for federal income tax purposes. For more detailed information about the federal income tax consequences of each Reorganization, please refer to the section titled “Federal Income Tax Considerations” below.

The Board of Trustees of the Target Trust (the “Target Trust Board”) has fixed the close of business on November 16, 2020 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders of each Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Joint Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about Tuesday, December 8, 2020, to all shareholders eligible to vote on the Proposals.

The Target Trust Board has approved the Agreement and has determined that each Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. Accordingly, the Target Trust Board recommends that shareholders vote “FOR” the Proposals. If shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider what further action is appropriate for the Target Fund, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders.

Additional information about the Target Funds is available in the following:

1.	Summary Prospectus dated January 31, 2020 for the Highland Fixed Income Fund, as supplemented (the “Highland Fixed Income Fund Summary Prospectus”);

2.	Summary Prospectus dated January 31, 2020 for the Highland Total Return Fund, as supplemented (the “Highland Total Return Summary Prospectus”, and together with the Highland Fixed Income Fund Summary Prospectus, the “Target Funds Summary Prospectuses”);

3.	Prospectus dated January 31, 2020 for the Target Funds, as supplemented (the “Target Funds Prospectus”);

4.	Statement of Additional Information dated January 31, 2020 for the Target Funds, as supplemented (the “Target Funds SAI”);

5.	The audited financial statements and related report of the independent registered public accounting firm included in each Target Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 (the “Target Funds Annual Report”); and

6.	The unaudited financial statements included in each Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2020 (the “Target Funds Semi-Annual Report”).

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). The Target Funds Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus (the “Merger SAI”) also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Funds Summary Prospectuses, the Target Funds Annual Report and Target Funds Semi-Annual Report have previously been delivered to shareholders. The Target Funds Summary Prospectuses, Target Funds Prospectus, Target Funds SAI, Target Funds Annual Report and Target Funds Semi-Annual Report are available on the Target Funds’ website at www.highlandfunds.com. Copies of these documents are also available at no cost by calling 1-877-665-1287 or writing to the Target Funds at Highland Capital Management Fund Advisors, L.P., Highland Funds PO Box 219424, Kansas City, Missouri 64121-9424. Copies of the Merger SAI are available at no charge by writing to the Acquiring Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 800-838-0191.

The file number for the Target Fund documents listed above is 033-51308. The file number for the Merger SAI is 333-249711.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganizations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, in the Target Funds Prospectus and/or in the Target Funds SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Agreement, the Target Funds Prospectus, and the Target Funds SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in a Target Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your Target Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Funds should know before voting on the Proposals.

On what am I being asked to vote?

You are being asked to approve reorganizing your Target Fund into its corresponding Acquiring Fund. Specifically, you are being asked to vote on the approval of the Agreement between your Target Fund and the corresponding Acquiring Fund providing for the Reorganization of your Target Fund into the corresponding Acquiring Fund as described in the applicable proposal. The Target Trust Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) each approved the Agreement.

What are the reasons for the proposed Reorganizations?

Highland Capital Management Fund Advisors, L.P., (“Highland” or the “Target Funds’ Adviser”), the investment adviser of the Target Funds, has proposed the Reorganizations so that First Foundation Advisors (“FFA” or the “Sub-Adviser”) can manage the Acquiring Funds as the successor vehicles to the Target Funds pursuant to the same principal investment strategies, while being able to leverage the economies of scale of the Acquiring Trust and reduce Fund operating costs for shareholders.

In connection with an open-end fund rationalization process throughout 2019 and 2020 within the Highland retail fund complex, Highland and the Board reviewed and assessed the viability of various open-end funds advised by Highland and overseen by the Board to determine what efficiencies may be gained by merging, liquidating, rebranding or changing investment advisers for certain funds. In connection with this review, the Adviser had proposed and the Board has approved certain liquidations and mergers of other Highland funds not involved in these Reorganizations.

Highland and the Board also considered the options available for each Target Fund, which are currently sub-advised by FFA. Highland took over management of the Target Funds in 2011 and transitioned sub-advisory services to FFA in 2014. Although FFA initially doubled the assets of the Target Funds, there has been little to no asset growth in such funds by outside retail investors that are not clients of FFA. In the meantime, Highland undertook the open-end fund rationalization process described above and sought to focus its efforts on providing value to both institutional and retail investors by providing access to alternatives in a range of investment vehicles, ultimately moving the sales focus away from the fixed income and total return strategies utilized by the Target Funds.

After Highland initially approached FFA to advise the Target Funds, FFA expressed its desire to continue to sub-advise the Target Funds and proposed that Highland and the Board consider Brookmont Capital Management, LLC (“Brookmont”) as an adviser capable of assuming the necessary investment advisory responsibilities. Highland believes that Brookmont has the experience and expertise to manage the Target Funds, that Brookmont could provide material cost savings to shareholders once the Target Funds are reorganized into a large series trust, and that Brookmont’s investment philosophy aligns closely with the value investing methodology utilized by FFA.

Has the Target Trust Board approved the Reorganizations?

Yes. The Target Trust Board has carefully reviewed the Proposals and unanimously approved the Agreement and the Reorganizations. The Board recommends that shareholders of the Target Funds vote “FOR” the Proposals.

What effect will the Reorganizations have on me as a shareholder?

If shareholders approve the Agreement, you will receive the class of shares of the Acquiring Fund set forth on the cover page of this Proxy Statement/Prospectus. As discussed in greater detail below, each Acquiring Fund has a different investment adviser, but the same sub-adviser and portfolio managers as its corresponding Target Fund. Highland serves as the investment adviser of the Target Funds, Brookmont serves as the adviser of the Acquiring Funds and FFA serves as the investment sub-adviser of both Funds.

Further, the Target Funds and Acquiring Funds value fixed income securities differently in that the Target Funds generally value a fixed income security based on the mean of the bid and ask prices for the security, while the Acquiring Funds generally value a fixed income security based on the bid price for the security. The Acquiring Funds’ valuation procedures (instead of the Target Funds’ valuation procedures) will be used to value the assets of each Target Fund for purposes of the Reorganization.

In addition, as discussed in greater detail in the sections below entitled “Who will pay the costs of the Reorganizations?” and “THE PROPOSED REORGANIZATIONS – Costs of the Reorganization,” the Target Funds will bear the costs of the Reorganizations.

Highland and Brookmont do not believe changes due to the differences in the valuation procedures will have a material impact on the value of a shareholders investment, but as a result of the differences in valuation procedures and the Target Funds’ bearing the costs of the Reorganizations:

•	The total dollar value of Acquiring Fixed Income Fund shares you receive in the Reorganization is expected to be approximately $0.03 per share lower than the total dollar value of your Target Fixed Income Fund shares immediately prior to the Reorganization.

•	The total dollar value of Acquiring Total Return Fund shares you receive in the Reorganization is expected to be approximately $0.04 per share lower than the total dollar value of your Target Total Return Fund shares immediately prior to the Reorganization.

The foregoing is pro forma information provided as of September 30, 2020, after giving effect to each Reorganization. Accordingly, the value of your investment will be lower immediately following the closing of the applicable Reorganization.

For more information regarding the pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of your Target Fund, please see the section below entitled “Capitalization.” For more information on the valuation procedures of the Target Funds, see the “Net Asset Value (NAV)” section of the Target Funds Prospectus. For more information on the valuation procedures of the Acquiring Funds, see Exhibit A of this Proxy Statement Prospectus and Exhibit A of the Merger SAI.

In addition, if you held Class C Shares of a Target Fund, your Class C Shares were converted into Class Y Shares of such Target Fund effective on November 16, 2020, and you will receive Class Y Shares of your corresponding Acquiring Fund. Class C Shares of each Target Fund imposed a contingent deferred sales charge (a “CDSC”) and a fee pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Fee”), while Class Y Shares of each Acquiring Fund do not impose a CDSC or a Rule 12b-1 Fee. This CDSC was waived in connection with the conversion of the Class C Shares of each Target Fund into Class Y Shares of such Target Fund.

How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

Each Acquiring Fund will be managed identically to its corresponding Target Fund and, accordingly, each Acquiring Fund and its corresponding Target Fund have identical investment objectives, principal investment strategies and principal risks.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives, Comparison of Principal Investment Strategies and Comparison of Principal Risks of Investing in the Funds” compare the investment objectives, principal investment strategies and principal risks, respectively, of each Target Fund and its corresponding Acquiring Fund.

How do the Funds’ fees and expenses compare?

The investment advisory fee rate payable by each Acquiring Fund to Brookmont Capital Management, LLC (“Brookmont” or the “Acquiring Funds’ Adviser”) is the same as the investment advisory fee rate payable by each Target Fund to the Target Funds’ Adviser. Each Acquiring Fund is projected on a pro forma basis to have lower annual operating expenses than its corresponding Target Fund. Each Acquiring Fund has a higher contractual fee cap than its corresponding Target Fund. The section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Fund Fees and Expenses” compares the fees and expenses of each Target Fund to its corresponding Acquiring Fund.

How do the investment advisers, sub-advisers and portfolio managers of the Funds compare?

Below is a summary of the investment adviser, sub-adviser and portfolio managers of each Fund. For more information, please see the section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Investment Advisers, Sub-Advisers and Portfolio Managers.”

Investment Adviser

The Target Funds and Acquiring Funds have different investment advisers. Highland serves as investment adviser of the Target Funds. Highland is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of August 31, 2020, Highland had approximately $2.2 billion in assets under management.

Brookmont serves as investment adviser of the Acquiring Funds. Brookmont is located at 2000 McKinney, Avenue, Suite 1230, Dallas, Texas 75201. As of September 30, 2020, Brookmont had approximately $458 million in assets under management.

Sub-Adviser

First Foundation Advisors (“FFA” or the “Sub-Adviser”) serves as the sub-investment adviser to the Target Funds and the Acquiring Funds. FFA is located at 18101 Von Karman Avenue, Suite 700 Irvine, California 92612, and is a wholly-owned subsidiary of First Foundation Inc. As of September 30, 2020, FFA had approximately $4.5 billion in assets under management. Highland has allocated and Brookmont will allocate all the assets of each Fund to FFA, and FFA will manage such assets as sub-adviser.

Portfolio Managers

The portfolio managers of each Fund are employees of FFA. Therefore, the portfolio management team of each Target Fund is the same as the portfolio management team of its corresponding Acquiring Fund. John Hakopian (President of FFA) and Calvin Jones serve as portfolio managers of the Target Fixed Income Fund and Acquiring Fixed Income Fund. John Hakopian, Jim Garrison and Eric Speron serve as portfolio managers of the Target Total Return Fund and Acquiring Total Return Fund.

How do the Funds’ other principal service providers compare?

The following table identifies the other principal service providers of the Target Funds and the Acquiring Funds:

	Targets Funds’ Service Providers	Acquiring Funds’ Service Providers
Administrator	SEI Investments Global Funds Services	SEI Investments Global Funds Services
Distributor	NexPoint Securities, Inc.	SEI Investments Distribution Co.
Transfer Agent:	DST Asset Manager Solutions, Inc.	DST Systems, Inc.
Custodian:	BNY Mellon	Brown Brothers Harriman & Co.
Auditor:	Cohen & Company, Ltd.	Ernst & Young, LLP

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies of the Target Funds and Acquiring Funds are substantially the same. Shareholders may purchase shares of each Fund through a financial intermediary or by mail, bank wire, electronic funds transfer or by telephone after opening an account with the respective Fund. For more information about how to purchase, redeem and exchange shares of each Target Fund, see the “How to Buy Shares,” “Redemption of Shares” and “Exchange of Shares” sections, respectively, in the Target Funds Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus and has been mailed to Target Fund shareholders previously. For more information about how to purchase, redeem and exchange shares of each Acquiring Fund, see the section entitled “Purchasing, Selling and Exchanging Fund Shares” in Exhibit A to this Proxy Statement/Prospectus.

How do the Funds’ share classes compare?

Class A Shares and Class Y Shares of each Target Fund have the same features and same investment minimums as Class A Shares and Class Y Shares, respectively, as its corresponding Acquiring Fund. Holders of Class C Shares of each Target Fund had their Class C Shares converted into Class Y Shares of such Target Fund prior to the consummation of the applicable Reorganization, and such former shareholders of Class C Shares will receive Class Y Shares of the corresponding Acquiring Fund in connection with the Reorganization. For more information, please see the section below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Share Class Features.”

Will there be any tax consequences resulting from the Reorganizations?

Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and each Target Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the corresponding Acquiring Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganizations.

For more detailed information about the federal income tax consequences of the Reorganizations, please refer to the section titled “THE PROPOSED REORGANIZATIONS – Federal Income Tax Considerations” below.

Will my distributions be affected by the Reorganizations?

No. Each Acquiring Fund and its corresponding Target Fund distribute their net investment income, and make distributions of their net realized capital gains, if any, as follows:

Fund	Distributions	Capital Gains
Highland Fixed Income Fund	Monthly	Annually
First Foundation Fixed Income Fund
Highland Total Return Fund	Annually	Annually
First Foundation Total Return Fund

Who will pay the costs of the Reorganizations?

Each Target Fund will pay all of the direct costs of its Reorganization, whether or not the Reorganization is consummated, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, fees of any “Independent Evaluator” required by and as defined in Rule 17a-8 under the 1940 Act and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). These expenses are expected to be approximately $268,000 in the aggregate, or 0.07% with respect to the Target Fixed Income Fund and 0.20% with respect to the Total Return Fund. The Reorganization expenses were split equally between the Target Funds and prorated between each Target Fund’s respective share classes.

Each Target Fund has been allocated the cost of its Reorganization because each Target Fund believes that the benefits of its Reorganization outweigh the costs of its Reorganization for the reasons discussed in this Proxy Statement/Prospectus.

When are the Reorganizations expected to occur?

If shareholders of the Target Funds approve the Reorganizations, it is anticipated that the Reorganizations will occur on or around Monday, January 11, 2021.

How do I vote on the Reorganizations?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Reorganization of your Target Fund, as recommended by the Target Trust Board, and in their best judgment on other matters.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the Meeting,

•	voting by telephone or on the Internet before the commencement of the Meeting, or

•	voting at the meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. If you have questions about attending the Meeting in person, please call (833) 892-6620.

What will happen if shareholders of a Target Fund do not approve its Reorganization?

If the shareholders of a Target Fund do not approve its Reorganization, the Target Trust Board will consider other possible courses of action for the Target Fund, including liquidation of the Target Fund. FFA holds the power to vote the Target Fund shares held by certain Target Fund shareholders with which FFA has a separate financial advisory client relationship that have granted FFA proxy voting authority with respect to shares held in such shareholders’ accounts. FFA has determined to vote such shares in favor of each Proposal. Therefore, FFA has the ability to control whether the Reorganization for the Target Fixed Income Fund is approved. Please see the section below entitled “Voting Authority of the Sub-Adviser” for additional information.

What if I do not wish to participate in the Reorganizations?

If you do not wish to have your Target Fund shares exchanged for shares of the corresponding Acquiring Fund, you may redeem your shares prior to the consummation of your Target Fund’s Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives

The investment objective of each Acquiring Fund is identical to the investment objective of its corresponding Target Fund. Each Fund’s investment objective is classified as non-fundamental, which means that a Target Fund’s investment objective can be changed by the Target Trust Board without shareholder approval, and an Acquiring Fund’s investment objective can be changed by the Acquiring Trust Board without shareholder approval. Each Fund’s investment objective is set forth in the following table:

Fund	Investment Objective
Highland Fixed Income Fund First Foundation Fixed Income Fund	The Fund seeks maximum income consistent with prudent investment management and the preservation of capital.
Highland Total Return Fund First Foundation Total Return Fund	The Fund seeks maximum total return (total return includes both income and capital appreciation)

Comparison of Fund Fees and Expenses

Highland Fixed Income Fund – First Foundation Fixed Income Fund Reorganization

This table shows (i) the fees and expenses of Class A Shares, Class C Shares and Class Y Shares of the Target Fixed Income Fund as of September 30, 2020 and (ii) the pro forma fees and expenses of Class A shares and Class Y shares of the Acquiring Fixed Income Fund as of September 30, 2020, after giving effect to the Reorganization. The table does not include expenses of the Reorganization expected to be borne by the Target Fixed Income Fund, which are expected to be $134,000, or 0.07% of the Target Fixed Income Fund’s average daily net assets. Shareholders of Class C Shares of the Target Fixed Income Fund have received Class Y shares of the Target Fixed Income Fund pursuant to a share class conversion consummated on November 16, 2020, and such former shareholders of Class C Shares will receive Class Y shares of the Acquiring Fixed Income Fund in connection with the Closing of the Reorganization.

	Class A Shares – Target Fixed Income Fund	Class C Shares – Target Fixed Income Fund	Class Y Shares – Target Fixed Income Fund	Class A Shares – Acquiring Fixed Income Fund (pro forma)	Class Y Shares – Acquiring Fixed Income Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None[1]	1.00%[2]	None	None[1]	None
Management Fee	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None
Other Expenses	0.52%	0.52%	0.52%	0.25%[3]	0.25%[3]
Acquired Fund Fees	0.05%	0.05%	0.05%	0.05%[4]	0.05%[4]
Total Annual Fund Operating Expenses	1.12%	1.87%	0.87%	0.85%	0.60%
Expense Reimbursement	(0.17)%[5]	(0.17)%[5]	(0.17)%[5]	(0.00%)[6]	(0.00%)[6]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%	1.70%	0.70%	0.85%	0.60%

1	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within one year of purchase.
2	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
3	Other Expenses are based on estimated amounts for the current fiscal year. The Acquiring Fixed Income Fund’s Other Expenses are projected to be lower than the Other Expenses of the Target Fixed Income Fund due to the Acquiring Fixed Income Fund’s service provider fees (including among other fees, transfer agent, custodian, and audit fees) being lower than such fees payable by the Target Fixed Income Fund. There is no guarantee that the actual Other Expenses of the Acquiring Fixed Income Fund will be the same as those shown in the table.

4	Acquired Fund Fees and Expenses are based on estimate amounts for the current fiscal year. There is no guarantee that the actual Acquired Fund Fees and Expenses of the Acquiring Fixed Income Fund will be the same as those shown in the table.
5	The Target Fund Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan pursuant to Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Target Fund Excluded Expenses”)) of the Target Fund to 0.65% of average daily net assets attributable to any class of the Fund (the “Target Fund Expense Cap”). The Target Fund Expense Cap will continue through at least January 31, 2021, and may not be terminated prior to this date without the action or consent of the Target Fund’s Board of Trustees. Under the expense limitation agreement, the Target Fund Adviser may recoup waived and/or reimbursed amounts with respect to the Target Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Target Fund’s total annual operating expenses, including such recoupment, do not exceed the Target Fund Expense Cap in effect at the time of such waiver/reimbursement. Brookmont will not have the ability to recoup amounts waived and/or reimbursed by Highland under the Target Fund’s expense limitation agreement.
6	The Acquiring Fund Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquiring Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including Distribution and/or Service (12b-1) Fees and Shareholder Servicing Fees) (collectively, “Acquiring Fund Excluded Expenses”)) from exceeding 0.74% of the average daily net assets of each of the Fund's share classes until January 31, 2022 (the “Acquiring Fund Expense Cap”). In addition, the Adviser may receive from the Acquiring Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Acquiring Fund Expense Cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including Acquiring Fund Excluded Expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees of the Acquiring Fund, for any reason at any time; or (ii) by the Acquiring Fund Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2022. Brookmont will not have the ability to recoup amounts waived and/or reimbursed by Highland under the Target Fund’s expense limitation agreement.

Example

This Example is intended to help you compare the costs of investing in the Target Fixed Income Fund and the Acquiring Fixed Income Fund with the cost of investing in other mutual funds. Pro forma costs of investing in the Acquiring Fixed Income Fund after giving effect to the Reorganization are provided. All costs are based upon the information set forth in the fee table above.

The Example assumes that (i) you invest $10,000 for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnotes above. Your actual costs may be higher or lower:

	1 Year	3 Years	5 years	10 Years
Class A Shares – Target Fixed Income Fund	$518	$750	$1,000	$1,716
Class C Shares – Target Fixed Income Fund (if shares are not sold)	$173	$571	$995	$2,177
Class C Shares – Target Fixed Income Fund (if shares are sold)	$273	$571	$995	$2,177
Class Y Shares – Target Fixed Income Fund	$72	$261	$466	$1,057
Class A Shares – Acquiring Fixed Income Fund (pro forma)	$508	$685	$876	$1,429
Class Y Shares – Acquiring Fixed Income Fund (pro forma)	$61	$192	$335	$750

Highland Total Return Fund – First Foundation Total Return Fund Reorganization

This table shows (i) the fees and expenses of Class A Shares, Class C Shares and Class Y Shares of the Target Total Return Fund as of September 30, 2020 and (ii) the pro forma fees and expenses of Class A shares and Class Y shares of the Acquiring Total Return Fund as of September 30, 2020, after giving effect to the Reorganization. The table does not include expenses of the Reorganization expected to be borne by the Target Total Return Fund, which are expected to be $134,000, or 0.20% of the Target Total Return Fund’s average daily net assets. Shareholders of Class C Shares of the Target Total Return Fund have received Class Y shares of the Target Fixed Income Fund pursuant to a share class conversion consummated on November 16, 2020, and such former shareholders of Class C Shares will receive Class Y shares of the Acquiring Total Return Fund in connection with the Closing of the Reorganization.

	Class A Shares – Target Total Return Fund	Class C Shares – Target Total Return Fund	Class Y Shares – Target Total Return Fund	Class A Shares – Acquiring Total Return Fund (pro forma)	Class Y Shares – Acquiring Total Return Fund (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at the time of purchase or redemption, whichever is lower)	None[1]	1.00%[2]	None	None[1]	None
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None
Other Expenses	0.81%	0.81%	0.81%	0.31%[3]	0.31%[3]
Acquired Fund Fees	0.13%	0.13%	0.13%	0.13%[4]	0.13%[4]
Total Annual Fund Operating Expenses	1.69%	2.44%	1.44%	1.19%	0.94%
Expense Reimbursement	(0.36)%[5]	(0.36)%[5]	(0.36)%[5]	(0.00%)[6]	(0.00%)[6]
Total Annual Fund Operating Expenses After Expense Reimbursement	1.33%	2.08%	1.08%	1.19%	0.94%

1	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if the shares are sold within one year of purchase.
2	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
3	Other Expenses are based on estimated amounts for the current fiscal year. The Acquiring Total Return Fund Other Expenses are projected to be lower than the Other Expenses of the Target Total Return Fund due to the Acquiring Total Return Fund’s service provider fees (including among other fees, transfer agent, custodian and audit fees) being lower than such fees payable by the Target Total Return Fund. There is no guarantee that the actual Other Expenses of the Acquiring Total Return Fund will be the same as those shown in the table.
4	Acquired Fund Fees and Expenses are based on estimate amounts for the current fiscal year. There is no guarantee that the actual Acquired Fund Fees and Expenses of the Acquiring Total Return Fund will be the same as those shown in the table.
5	The Target Fund Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan pursuant to Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Target Fund Excluded Expenses”)) of the Target Fund to 0.95% of average daily net assets attributable to any class of the Fund (the “Target Fund Expense Cap”). The Target Fund Expense Cap will continue through at least January 31, 2021, and may not be terminated prior to this date without the action or consent of the Target Fund’s Board of Trustees. Under the expense limitation agreement, the Target Fund Adviser may recoup waived and/or reimbursed amounts with respect to the Target Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Target Fund’s total annual operating expenses, including such recoupment, do not exceed the Target Fund Expense Cap in effect at the time of such waiver/reimbursement.
6	The Acquiring Fund Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquiring Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including Distribution and/or Service (12b-1) Fees and Shareholder Servicing Fees) (collectively, “Acquiring Fund Excluded Expenses”)) from exceeding 1.13% of the average daily net assets of each of the Fund's share classes until January 31, 2022 (the “Acquiring Fund Expense Cap”). In addition, the Adviser may receive from the Acquiring Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Acquiring Fund Expense Cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including Acquiring Fund Excluded Expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees of the Acquiring Fund, for any reason at any time; or (ii) by the Acquiring Fund Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2022.

Example

This Example is intended to help you compare the costs of investing in the Target Total Return Fund and the Acquiring Total Return Fund with the cost of investing in other mutual funds. Pro forma costs of investing in the Acquiring Total Return Fund after giving effect to the Reorganization are provided. All costs are based upon the information set forth in the fee table above.

The Example assumes that (i) you invest $10,000 for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnotes above. Your actual costs may be higher or lower:

	1 Year	3 Years	5 years	10 Years
Class A Shares – Target Total Return Fund	$703	$1,044	$1,408	$2,430
Class C Shares – Target Total Return Fund (if shares are not sold)	$211	$726	$1,268	$2,749
Class C Shares – Target Total Return Fund (if shares are sold)	$311	$726	$1,268	$2,749
Class Y Shares – Target Total Return Fund	$110	$420	$753	$1,693
Class A Shares – Acquiring Total Return Fund (pro forma)	$689	$931	$1,192	$1,935
Class Y Shares – Acquiring Total Return Fund (pro forma)	$96	$300	$520	$1,155

Comparison of Share Class Features

Class A Shares

Holders of Class A Shares of each Target Fund will receive Class A Shares of the corresponding Acquiring Fund in connection with the Target Fund’s Reorganization. Class A Shares of each Target Fund and its corresponding Acquiring Fund:

•	Carry the same initial sales charge schedule. Please see the sections entitled “Purchasing Class A Shares” of the Target Funds Prospectus and Exhibit A to this Proxy Statement/Prospectus for additional information the initial sales charge schedules.

•	Impose the same 0.50% CDSC if Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are sold within one year of purchase.

•	Provide for the same methods of reducing the initial sales charge. Please see the sections entitled “Reduced Sales Charges for Class A Shares” of the Target Funds Prospectus and “Purchasing Class A Shares” of Exhibit A to this Proxy Statement/Prospectus for additional information

•	Impose the same Rule 12b-1 Fee of 0.25% of the average daily net assets attributable to Class A Shares.

The investment minimums for Class A Shares of each Target Fund and Acquiring are the same, as set forth in the table below.

	By mail	By wire	By Automatic Investment
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Class C Shares

Only the Target Funds offered Class C Shares. Shareholders of Class C Shares of a Target Fund received Class Y Shares of such Target Fund pursuant to a share class conversion consummated on November 16, 2020.

Class Y Shares

Holders of Class Y Shares of each Target Fund will receive Class Y Shares of the corresponding Acquiring Fund. Class Y Shares of each Fund do not impose an initial sales charge, CDSC or Rule 12b-1 Fee. Class Y Shares of each Target Fund and Acquiring Fund do not have any initial or subsequent investment minimums.

Intermediary-Specific Sales Charge Discounts and Waivers

Further, each Target Fund and its corresponding Acquiring Fund have substantially the same intermediary-specific sales charge discounts and waivers. Under these arrangements, Class A and Class C Shares of the Target Funds, and Class A Shares of the Acquiring Funds, purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. For more information about intermediary-specific sales charge discounts and waivers applicable to the Target Funds, see the “Appendix” to the Target Funds Prospectus. For more information about intermediary-specific sales charge discounts and waivers applicable to the Acquiring Funds, see the “Appendix” to Exhibit A to this Proxy Statement/Prospectus.

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of each Acquiring Fund are identical to the principal investment strategies of its corresponding Target Fund.

Highland Fixed Income Fund and First Foundation Fixed Income Fund Principal Investment Strategies

Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

Each Fund’s investment adviser has allocated all the assets of the Fund to be managed/advised by FFA. Each Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, investment-grade municipal obligations and money market instruments. Each Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities.

Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Authority acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices
•	the potential for capital appreciation
•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

Each Fund also may invest to a lesser extent in non-mortgage asset-backed securities, high yield securities (also known as “junk securities”), foreign (non-U.S.) and emerging market debt securities and equity securities, such as exchange-traded funds (“ETFs”).

The portfolio managers may also use various types of derivatives (such as options, futures and options on futures) to manage interest rate risk (also known as duration) and to manage exposure to credit quality. The reference in each Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.

Highland Total Return Fund and First Foundation Total Return Fund Principal Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. Each Fund’s asset allocation process utilizes information from FFA to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions. Each Fund may also use various types of derivatives (such as options, futures and options on futures) to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. Each Fund may hedge a portion of its foreign currency risk but is not required to do so.

Each Fund’s investment adviser has allocated all the assets of the Fund to be managed/advised by FFA. Each Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. Each Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process. If the portfolio managers believe market conditions provide for attractive valuations relative to more liquid investments, the Fund may also invest in or hold illiquid or restricted securities. Each Fund may focus in a particular sector or sectors of the economy.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth
•	favorable valuation
•	a presence in successful industries
•	high quality management focused on generating shareholder value
•	large or medium capitalization (meaning a market capitalization of $2 billion or more)

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices
•	the potential for capital appreciation
•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of each Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Each Fund may also invest to a lesser extent in high yield securities (also known as “junk securities”), equity and debt securities of companies that are located in emerging market countries, and exchange-traded funds (“ETFs”) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities in emerging markets.

Comparison of Principal Risks of Investing in the Funds

The principal risks of each Target Fund are substantially the same as the principal risks of its corresponding Acquiring Fund because the principal investment strategies of each Target Fund are substantially the same as the principal investment strategies of its corresponding Acquiring Fund. Although their principal risks are substantially the same, each Target Fund and its corresponding Acquiring Fund use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. Set forth below are the Funds’ principal risks as described in the Acquiring Funds Prospectus, except where the context requires otherwise.

Highland Fixed Income Fund and First Foundation Fixed Income Fund Principal Risks

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Financial Services Sector Risk – Each Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. Each Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Counterparty Risk – There is a risk that each Fund may incur a loss arising from the failure of another party to a contract (the counterparty) to meet its obligations. Substantial losses can be incurred if a counterparty fails to deliver on its contractual obligations.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of each Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, each Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, each Fund’s value may fluctuate and/or each Fund may experience increased redemptions from shareholders, which may impact each Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Derivatives Risk – Each Fund’s use of futures contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Each Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Equity Risk — Since it purchases equity securities, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

ETF Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, each Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Interest Rate Risk – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which each Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Municipal Securities Risk – Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Cyber Security Risk — Each Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. Each Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which each Fund invests, as a result of their markets being less developed.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact each Fund’s performance and cause losses on your investment in the Fund.

Highland Total Return Fund and the First Foundation Total Return Fund Principal Risks

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that each Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which each Fund invests, as a result of their markets being less developed.

Communications Services Sector Risk – Communications Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Communications Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Communications Sector (“Communications Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communications Sector. The prices of the securities of Communications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Communications Companies in their primary markets.

Asset Allocation Risk — Each Fund is subject to asset allocation risk, which is the risk that FFA’s allocation of the Fund’s assets among strategies will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Counterparty Risk – There is a risk that each Fund may incur a loss arising from the failure of another party to a contract (the counterparty) to meet its obligations. Substantial losses can be incurred if a counterparty fails to deliver on its contractual obligations.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk – As a result of each Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in each Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk – The prices of each Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, each Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, each Fund’s value may fluctuate and/or each Fund may experience increased redemptions from shareholders, which may impact each Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Derivatives Risk — Each Fund’s use of futures contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of each Fund’s initial investment. Each Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Investment Risk/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Equity Risk – Since it purchases equity securities, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

ETF Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, each Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Growth Style Risk — Each Fund may pursue a “growth style” of investing, meaning that each Fund may invest in equity securities of companies that the Fund’s investment adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Hedging Risk – Hedging risk is the risk that instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that a Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Interest Rate Risk – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Large-Cap Company Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Large Shareholder Risk – The risk that a significant percentage of a Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Fund’s investment adviser, FFA or an affiliate of the Fund’s investment adviser or FFA, may have investment discretion. Accordingly, each Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant, could cause each Fund to sell securities at inopportune times in order to meet redemption requests, and could cause each Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect each Fund’s performance and have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Mid-Cap Company Risk – The mid-capitalization companies in which each Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Cyber Security Risk — Each Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. Cyber-attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede redemptions, subject each Fund to regulatory fines or financial losses, and cause reputational damage. Similar types of cyber security risks are also present for issuers of securities in which each Fund invests.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring each Fund to invest the proceeds at generally lower interest rates.

Portfolio Turnover Risk – Due to its investment strategy, each Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect each Fund’s performance.

Real Estate Sector Risk — Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate or finance real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed elsewhere in this section. REITs typically incur fees that are separate from those of a Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Value Style Risk — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a Fund’s investment adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Restricted Securities Risk — Investments in restricted securities may be illiquid. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, restricted securities may not be subject to the disclosure and other investor protection requirements that might be applicable to unrestricted securities. In order to sell restricted securities, each Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities.

Comparison of Investment Advisers, Sub-Advisers and Portfolio Managers

Investment Advisers

Highland Capital Management Fund Advisors, L.P. (for purposes of this paragraph, “HCMFA”) is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of August 31, 2020, HCMFA had approximately $2.2 billion in assets under management. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

Under a Shared Services Agreement, the Adviser utilizes employees from HCMLP (defined below) in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. As a result of HCMLP’s ongoing bankruptcy proceedings, HCMLP is no longer under common control with HCMFA and James Dondero resigned as the sole director of HCMLP’s general partner. Mr. Dondero has also resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds, but continues to be a portfolio manager for HCMFA. Future investment selection and determination, however, may be expected to differ between HCMLP and HCMFA.

Under its November 13, 2020 Amended Plan, if accepted by creditors and approved by the bankruptcy court, HCMLP intends to terminate the Shared Services Agreement with HCMFA. However, based upon on-going discussions with HCMLP, HCMFA expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to HCMFA or to a third-party service provider. There can be no assurance that the Amended Plan will be accepted by the creditors or approved by the court. The Adviser is neither party to HCMLP’s bankruptcy filing nor subject to the Filed Plan.

Brookmont is an SEC registered investment adviser located at 2000 McKinney, Avenue, Suite 1230, Dallas, Texas 75201. Brookmont also offers advisory services to individuals, families, institutions, endowments and foundations, public pension plans, registered investment advisers, registered investment companies and other taxable and tax-exempt entities. Brookmont will oversees FFA to ensure its compliance with the investment policies and guidelines of the Acquiring Funds, and will monitor FFA’s adherence to its investment styles.

Sub-Adviser

FFA is an SEC registered investment adviser and serves as the sub-investment adviser to the Target Funds and the Acquiring Funds. FFA also provides investment advisory services to individuals, families, businesses, and retirement plans and unaffiliated private investment funds. FFA is located at 18101 Von Karman Avenue, Suite 700 Irvine, California 92612, and is a wholly-owned subsidiary of First Foundation Inc. FFA makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund’s investment program.

Portfolio Managers

The portfolio managers of each Fund are employees of FFA. Therefore, the portfolio management team of each Target Fund is the same as the portfolio management team of its corresponding Acquiring Fund.

John Hakopian is a portfolio manager of each Fund. Mr. Hakopian is President of FFA and a Director of First Foundation Inc. and First Foundation Bank. Mr. Hakopian oversees the vision, strategy, operations and development of the investment management service for FFA. Having been with FFA since its inception in 1990, Mr. Hakopian has been closely involved in developing and delivering the firm’s investment services. He became President in 2009. Mr. Hakopian earned a Bachelor of Arts degree in economics in three years from the University of California, Irvine and an MBA in Finance from the University of Southern California.

Calvin Jones is a portfolio manager of the Target Fixed Income Fund and the Acquiring Fixed Income Fund. Mr. Jones is a senior member of the FFA investment management team and is responsible for working closely with FFA’s financial advisors to develop investment strategies utilizing income assets to help clients achieve their financial goals. In his role, Mr. Jones serves on the company’s Investment and Asset Allocation committees and is responsible for leading and overseeing the firm’s fixed income assets. Mr. Jones joined FFA in 2011. His previous experience at ProShare Advisors included trading and analysis in global equity and derivatives markets for the world’s largest manager of leveraged and inverse funds. Mr. Jones earned a Bachelor of Engineering degree from the University of Pittsburgh and a Master of Science in Mathematical Finance degree from the University of North Carolina at Charlotte. He is a member of the CFA Institute and the CFA Society of Los Angeles. Mr. Jones does not manage any accounts other than the Target Fixed Income Fund and does not own shares of the Target Fixed Income Fund.

Jim Garrison is a portfolio manager of the Target Total Return Fund and the Acquiring Total Return Fund. Mr. Garrison is part of the investment team managing FFA’s proprietary High Quality Core Strategy as well as the manager of FFA’s Dividend Strategy Portfolio. He is a member of FFA’s Investment Committee, where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Garrison also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 1999, Mr. Garrison worked as an internal audit consultant for Arthur Andersen, LLP. Mr. Garrison earned a Bachelor of Science in Agricultural and Managerial Economics from the University of California, Davis. He has earned the right to use the Chartered Financial Analyst designation.

Eric Speron is a portfolio manager of the Target Total Return Fund and Acquiring Total Return Fund. Mr. Speron is part of the investment team managing FFA’s proprietary High Quality Core Strategy as well as the manager of FFA’s Opportunistic Equity Strategy Portfolio. He is a member of FFA’s Investment Committee, where he assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron also provides research and recommendations of third-party equity investment opportunities. Prior to joining FFA in 2007, Mr. Speron worked at Credit Suisse First Boston and JPMorgan. Mr. Speron earned a Bachelor of Arts Degree from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.

Target Trust Manager of Managers Order

The Target Trust and Highland qualify for exemptive relief under a multi-managers’ exemptive order (the “Target Trust Order”) from certain provisions of the 1940 Act, pursuant to which Highland is, subject to the oversight of the Target Trust Board, permitted to enter into and materially amend sub-advisory agreements on behalf of each Target Fund with sub-advisers unaffiliated with Highland without such agreements being approved by the shareholders of each Target Fund (the “Multi-Manager Structure”). The Target Trust Board and Highland therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. Highland continues to have the ultimate responsibility to oversee FFA and recommend its hiring, termination and replacement. Shareholders of the Target Funds have already approved the adoption of a Multi-Manager Structure, which enables the Target Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Target Trust and Highland are subject to certain conditions imposed by the Target Trust Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Target Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of each Target Fund retain the right to terminate a sub-advisory agreement for such Target Fund at any time by a vote of the majority of such outstanding securities of the Target Fund.

Acquiring Trust Dormant Manager of Managers Arrangement

The Acquiring Trust Board also has approved a Multi-Manager Structure for the Acquiring Funds, as authorized by the sole initial shareholder of each Acquiring Fund, and has authorized Brookmont and the Acquiring Trust, on behalf of the Acquiring Funds, to seek exemptive relief from the SEC substantially similar to the relief granted in the Target Trust Order. There is no guarantee the SEC would grant such exemptive relief. This Multi-Manager Structure will remain dormant and will not be implemented until a related exemptive order is granted by the SEC. If the SEC determines to grant such an order, Acquiring Fund shareholders will be notified that such order has been granted before it is implemented. If such exemptive relief is not granted by the SEC, Brookmont does not expect there to be any material effect on the Acquiring Funds.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. A comparison of the Funds’ fundamental and non-fundamental policies is provided below.

FUNDAMENTAL POLICIES

The fundamental policies of the Acquiring Funds are discussed below. The fundamental policies of each Target Fund are not materially different to the fundamental policies of its corresponding Acquiring Fund.

Limitation	Target Funds	Acquiring Funds
Borrowing	No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Lending	No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Diversification	Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.	Each may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Concentration	No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

Underwriting	No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Real Estate	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Senior Securities	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Commodities	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The non-fundamental policies of the Acquiring Funds are discussed below. While the Target Funds and Acquiring Funds have different non-fundamental policies, the Funds do not believe that such differences are material.

Target Funds

•No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Target Fixed Income Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.
•No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.
•No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•Each Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
•The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.
•The Target Fixed Income Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.
•The Target Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

Acquiring Funds

•Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein.
•Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.
•The Acquiring Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in debt securities. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

Comparison of Shareholder Rights

Each Target Fund is a series of the Target Trust, which is a Massachusetts voluntary association (commonly known as a business trust). Each Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Funds are governed by the Amended and Restated Declaration of Trust dated May 12, 2016 (“Target Funds Declaration”), its bylaws and Massachusetts law. Each Acquiring Fund is governed by an Agreement and Declaration of Trust dated December 4, 2013, (“Acquiring Funds Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Category	Target Funds	Material Differences of Acquiring Funds
Funds may issue shares without shareholder approval	Yes	Same
Amount of Shares each Fund may issue	Unlimited	Same
Preemptive Rights	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings	May be called at any time by the President, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Target Trust entitled to vote at such meeting.	No material differences
Quorum for Meetings	The holders of record of thirty percent (30%) of the outstanding Shares of the Target Trust or a Series thereof present in person or by proxy shall constitute a quorum at any meeting of the shareholders of the Target Trust or a Series thereof.	The holders of thirty-three and one-third percent (33⅓%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.
Adjournment of Meetings	If a quorum shall not be present or represented at any meeting of shareholders, the holders of a majority of the Shares present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.	No material differences.
Vote Required for Election of Trustees	Trustees shall be elected by the shareholders owning of record a plurality of the Shares voting at a meeting of shareholders.	No material differences.

Removal of Trustees by Shareholders	Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by action of a majority of the outstanding Shares of beneficial interest of the Target Trust.	No material difference.
Personal Liability of Shareholders	No shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Target Trust. If any shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Target Trust, he shall not, on account thereof, be held to any personal liability. The Target Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder out of the Target Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder.	No material difference.

Trustee/Director Power to Amend Organizational Documents

Except as otherwise required by applicable law, the Target Trust Board generally has the right to amend the Target Funds Declaration without shareholder approval, except that shareholder approval is required for an amendment to the Target Funds Declaration that would materially affect the shareholders’ rights.

The bylaws of the Target Funds may be amended by a majority of shareholders without shareholder approval unless such amendment requires a vote of shareholders pursuant to applicable law.

No material differences.

THE PROPOSED REORGANIZATIONS

Summary of Agreement and Plan of Reorganization

The terms and conditions under which each Reorganization is expected to be consummated are set forth in the Agreement, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus. A summary of material provisions of the Agreement is provided below, and should be read carefully.

With respect to each Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred.

The value of the net assets of the Target Fund will be computed using the valuation procedures of the Acquiring Fund. The Funds’ valuation procedures differ in that each Target Fund generally values a fixed income security based on the mean of the bid and ask prices for the security, while each Acquiring Fund generally values a fixed income security based on the bid price for the security. Because the Acquiring Funds’ valuation procedures (instead of the Target Funds’ valuation procedures) will be used to value the assets of the Target Funds for purposes of the Reorganization, the value of your account with the Acquiring Fund immediately after the Reorganization will be lower than the value of your account with your Target Fund immediately prior to the Reorganization, but Highland and Brookmont do not believe such change will have a material impact on the value of a shareholders investment. For more information regarding the pro forma adjustments to be made to the value of your Target Fund shares in connection with the Reorganization of your Target Fund, please see the section below entitled “Capitalization.”

The Target Fund and the Acquiring Fund will be required to make representations and warranties that are customary in matters such as the Reorganizations.

If shareholders approve a Reorganization, and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around Monday, January 11, 2021 (the “Closing Date”), immediately prior to the opening of regular trading on the NYSE on the Closing Date (the “Effective Time”).

Following receipt of the requisite shareholder vote in favor of a Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

With respect to each Reorganization, the obligations of the Acquiring Fund and the Target Fund are subject to the following conditions, among others:

•	the Acquiring Fund Registration Statement on Form N-14 (the “N-14 Registration Statement”) under the U.S. Securities Act of 1933, as amended, shall have been filed with the SEC and such N-14 Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the N-14 Registration Statement shall have been issued;

•	the shareholders of the Target Fund shall have approved the Agreement;

•	the Acquiring Fund and Target Fund have each delivered an officer’s certificate certifying that all agreements and commitments set forth in the Agreement have been satisfied; and

•	the Acquiring Fund and Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

With respect to each Reorganization, if shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Target Trust Board will consider what additional action to take, including liquidation of the Target Fund, which would be a fully taxable redemption to shareholders. The Agreement may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the Target Trust and the Acquiring Trust. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganizations

The Target Trust Board considered the Reorganizations at meetings held on June 17-18, 2020 and September 17-18, 2020 and took action to approve the Reorganizations on September 23, 2020. In advance of the meetings, the Board reviewed detailed information regarding the Reorganizations, including written and oral presentations from Highland. The Board noted that Ethan Powell serves as Chairman of the Target Trust Board and as Principal and Chief Investment Officer of Brookmont. Mr. Powell recused himself from consideration and approval of the Reorganizations.

In determining whether to approve the Reorganizations, the Board inquired into a number of matters and considered, with respect to the Reorganizations, the following factors, among others: (1) the investment objectives, strategies, policies and restrictions of the Target Funds and the Acquiring Funds, which are identical; (2) the historical performance of the Target Funds; (3) the prospects for growth, and for achieving economies of scale, of the Acquiring Funds subsequent to the Reorganizations as a part of the Acquiring Trust; (4) the expense ratios and available information regarding the fees and expenses of the Target Funds; (5) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by FFA to the Target Funds; (6) the terms and conditions of the Reorganizations and whether the Reorganizations would result in dilution of shareholder interests; (7) the direct and indirect costs to be incurred by each Target Fund as a result of the Reorganizations; (8) any direct or indirect benefits to Highland or its affiliates to be realized as a result of the Reorganizations, including that Highland will receive compensation from Brookmont out of its own legitimate profits and not from the Acquiring Funds; (9) the tax consequences of the Reorganizations on shareholders; and (10) possible alternatives to the Reorganizations, including liquidation of the Target Funds, which would be a fully taxable redemption to shareholders.

After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement/Prospectus, the Target Trust Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”), unanimously approved the Reorganizations. It was also noted that the Governance and Compliance Committee of the Board, which is comprised solely of Independent Trustees, had also considered the Reorganizations and had recommended approval by the Board.

In approving the Reorganizations, the Target Trust Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Target Fund would not be diluted as a result of the Reorganizations, and that the Reorganizations was in the best interests of each Target Fund. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

•	FFA, each Target Fund’s Sub-Adviser, would be able to continue to manage the Acquiring Funds as the successor vehicles to the Target Funds pursuant to the same principal investment strategies.

•	The Target Trust Board’s knowledge of Brookmont’s investment advisory experience and expertise, including previous sub-advisory management of an affiliated fund, and an investment philosophy which aligns closely with the value investing methodology utilized by FFA as well as FFA’s support of the proposed Reorganizations and addition of Brookmont as the Target Funds’ adviser.

•	The merger of the Target Fund’s into shell series of the Acquiring Trust, through which each Acquiring Fund will benefit from the Acquiring Trust’s total assets under management, bargaining power, back office services, and associated economies of scale.

•	Although there is no guarantee, the economies of scale of the Acquiring Trust are expected to reduce Fund operating costs for shareholders by the spreading of fixed costs of the Acquiring Funds across a larger asset base when taking into account the size of the Acquiring Trust as compared to the Target Trust together with the bargaining power that results from the Acquiring Trust’s position in the industry.

•	Although it is anticipated (but there is no guarantee) that each Acquired Fund’s Total Operating Expenses will be lower than those of its respective Target Fund, Brookmont proposes to implement an expense limitation agreement for each Acquiring Fund for at least one year following the consummation of the Reorganizations to ensure that each Acquiring Fund’s Total Operating Expenses remain consistent with the prior year even though the Target Funds will bear the costs of the Reorganizations.

•	Brookmont’s familiarity and experience with FFA and its investors and understanding of how each Target Fund offerings compliments the investment needs of such investors.

•	The Reorganizations are intended to be structured as tax-free Reorganizations under Section 368(a)(1) of the IRC and is a preferable tax result for shareholders as compared to a liquidation of each Target Fund (which would be a fully taxable redemption).

•	Any differences in the valuation policies and procedures of the Target Funds and the Acquiring Funds are not material to the portfolios of the Target Funds.

•	The Target Trust Board considered the current market disruptions and volatility arising out of the COVID-19 pandemic, including the impact on each Target Fund’s investments, each Target Fund’s ability to pursue its current investment strategy, and the ability for each Target Fund to take advantage of opportunities in the markets due to dislocation caused by recent quarantine and shelter in place orders.

•	There is no anticipated decline in services to Target Fund shareholders as a result of the Reorganization and the portfolio manager teams at FFA will remain in place.

•	Alternatives to the Reorganizations, including liquidation of the Target Funds, which would be a fully taxable redemption to shareholders as compared to the Reorganizations. The Board took into account Highland’s recommendation that the Reorganizations provide a better resolution for each of the Target Fund shareholders than other possible options due to Highland’s and the Board’s familiarity and prior, positive experience with Brookmont and FFA’s recommendation and preference for Brookmont to serve as Adviser to the Funds, subject to all requisite approvals, while at the same time, the portfolio management and investment strategies of the Funds will not change as a result of the Reorganizations.

•	The terms and conditions of the Plan, as presented to the Board.

•	In connection with the Reorganizations, Brookmont will enter into a separate agreement with Highland pursuant to which Highland shall be entitled to receive compensation in the form of ongoing payments from Brookmont and that such payments were to be paid out of Brookmont’s legitimate profits and not paid for by the Acquiring Funds or their respective shareholders.

•	Each Target Fund is expected to be the accounting survivor of the Reorganizations for performance purposes.

•	The share purchase and redemption provisions for the Funds are substantially the same.

•	The historical performance of the Target Funds.

•	The terms of the Acquiring Fund advisory agreements are substantially the same as those of the Target Funds, and that the advisory fee rates paid by the Acquiring Funds will be the same as those paid by the Target Funds, although the sub-advisory fees paid to FFA, which are paid by Brookmont and not the Funds, will increase.

•	Brookmont proposes to collaborate with FFA to distribute more broadly the Acquiring Funds by utilizing the Acquiring Trust’s selling agreement relationships and Brookmont’s separately managed account relationships, which can provide an opportunity to potentially further grow Target Funds’ assets.

•	Any potential conflicts of interest related to the Reorganizations, including as a result of any direct or indirect benefits to Highland or its affiliates.

After careful consideration, the Target Fund Board unanimously approved the proposed Reorganizations with respect to each of the Target Funds.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

With respect to each Reorganization for U.S. federal income tax purposes:

i.	The acquisition by each Acquiring Fund of all of the assets of its corresponding Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of its corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by its corresponding Acquiring Fund solely in exchange for such Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by a Acquiring Fund upon the receipt by it of all of the assets of its corresponding Target Fund in exchange solely for the assumption of all of the liabilities of such corresponding Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by a Target Fund upon the distribution of its corresponding Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of a Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of a Target Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of a Target Fund. The part of the taxable year of a Target Fund before the Reorganization and part of the taxable year of the corresponding Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

Neither the Target Funds nor the Acquiring Funds have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the applicable Reorganization. As a condition to Closing, Morgan, Lewis & Bockius LLP will render a favorable opinion to each Target Fund and the corresponding Acquiring Fund as to the foregoing federal income tax consequences of the applicable Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Morgan, Lewis & Bockius LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Such opinion will be conditioned upon the performance by the Target Funds and the Acquiring Funds of their respective undertakings in the Agreement and upon the representation letters provided by officers of the Trusts to Morgan, Lewis & Bockius LLP. A copy of the opinions will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

The tax attributes, including capital loss carryovers, of each Target Fund will move to the corresponding Acquiring Fund in the applicable Reorganization. The ability of an Acquiring Fund to carry forward capital losses (if any) of the corresponding Target Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization. As of the Record Date, the Highland Fixed Income Fund had no capital loss carryforwards and the Highland Total Return Fund is expected to have immaterial capital loss carryforwards.

Significant holders of shares of a Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of a Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

If you acquired different blocks of shares of a Target Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain federal income tax consequences.

Costs of the Reorganizations

Each Target Fund will pay all of the direct costs of each Reorganization, whether or not the Reorganizations are consummated, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees, transfer agent and custodian conversion costs, fees of any “Independent Evaluator” required by and as defined in Rule 17a-8 under the 1940 Act and expenses of soliciting Target Fund shareholders and holding the Meeting (and adjournments and postponements thereof). These expenses are expected to be approximately $268,000.

The Target Trust Board unanimously recommends that shareholders of the Target Funds approve the Reorganizations.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

Required Vote. Approval of each Proposal must be approved by the affirmative vote of (i) 67% or more of the shares present at the Meeting if the holders of 50% or more of the outstanding voting securities of the Target Funds are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Funds, whichever is less.

Voting Rights. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers that indicate on their proxies that they do not have discretionary authority to vote such shares as to the approval of a Proposal) are counted as present at the Meeting and will be included for purposes of determining whether a quorum is present, but, assuming the presence of a quorum, will have the effect of a vote against a Proposal. Shareholders of record of each Target Fund as of the Record Date are entitled to vote at the Meeting. Each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. All share classes of a Target Fund will vote together as one class.

The total number of shares of each class of each Target Fund outstanding as of the Record Date and the total number of votes to which shareholders of such class are entitled at the Meeting if they hold their shares until the Record Date, are set forth below.

Fund	Class	Shares Outstanding
Highland Fixed Income Fund	A Y	6,096,541.5050 8,846,891.9110
Highland Total Return Fund	A Y	1,504,580.8570 1,288,330.9890

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Target Fund to take action at the Meeting. Thirty percent of the outstanding shares of a Target Fund, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against a Proposal.

We urge you to return the proxy as soon as possible with your vote in favor of each Proposal. As this matter is not routine, your broker may not be able to vote on your behalf unless specifically instructed. If your shares are held in an IRA account, you have the right to provide voting instructions to your IRA custodian with respect to those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of each Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently-dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

If you intend to vote in person at the Meeting, please call (833) 892-6620 to obtain important information regarding your attendance at the Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Meeting in person, you are urged to complete, sign and return the proxy in the enclosed stamped, self-addressed envelope as soon as possible.

Delivery Requirements. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Target Funds and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Target Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (866) 620-0678.

Communications with the Target Trust Board. Shareholders of a Target Fund who wish to communicate with the Target Trust Board (or to the members of the Target Trust Board who are not interested persons of the Target Trust, as a group) should send communications to the attention of the Secretary of the Target Trust, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the members of the Target Trust Board indicated in the communication or, if no such members are indicated, to all members of the Target Trust Board.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Target Trust’s officers and employees of Highland may solicit proxies by web, by telephone or in person. Copies of the notice for the Meeting, this Proxy Statement and the form of proxy are available at highlandfunds.com. The Fund has engaged Di Costa Partners, 509 Madison Avenue, Suite 1206, New York, NY 10022 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Target Funds in soliciting proxies for the Meeting at an approximate cost of $17,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Target Funds.

Dissenters’ Right of Appraisal. Shareholders of the Target Funds have no appraisal or dissenters’ rights.

Other Business. The Target Trust Board is not aware of any matters to be presented at the Meeting other than the Proposals. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy, whether or not a quorum is present.

The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the Proposals. Any Proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Shareholder Proposals at Future Meetings. The Target Funds are not required to hold an annual meeting of shareholders in any year in which the election of members of the Target Trust Board is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Target Fund must be received by the Target Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit B.

To the best of the knowledge of the Target Trust, the ownership of shares of each Target Fund by officers and Trustees of the Target Trust as a group constituted less than 1% of the shares of the Target Fund as of the Record Date.

Where to Find Additional Information

The Target Trust and Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549 at prescribed rates, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC.

Voting Authority of the Sub-Adviser.

FFA holds the power to vote the Target Fund shares held by certain Target Fund shareholders with which FFA has a separate financial advisory client relationship that have granted FFA proxy voting authority with respect to shares held in such shareholders’ accounts. FFA has determined to vote such shares in favor of each Proposal.

As of the Record Date, FFA possessed voting power for approximately the percentage of shares of each Target Fund as follows:

Fund	Approximate Share Ownership
Target Fixed Income Fund	51%
Target Total Return Fund	41%

Based on the foregoing voting authority, FFA has the ability to control whether the Reorganization for the Target Fixed Income Fund is approved.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 8, 2021.

Copies of these proxy materials and the form of proxy are available to you on the Internet at www.eproxyaccess.com/HFII2020. Copies of the proxy materials are available upon request, without charge, by writing to Di Costa Partners, 509 Madison Avenue, Suite 1206, New York, NY 10022, by calling (833) 892-6620, or by sending an e-mail to meetinginfo@dicostapartners.com, using subject line: Highland Funds II.

OTHER MATTERS

Capitalization

The following tables show the capitalization of each Target Fund as of September 30, 2020, its corresponding Acquiring Fund as of September 30, 2020 and its corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of September, 2020 giving effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of its corresponding Target Fund if the Reorganization was consummated on September 30, 2020, and does not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Closing Date. Each Acquiring Fund is a shell fund that will commence operations on the Closing Date. Each Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Highland Fixed Income Fund – First Foundation Fixed Income Fund Reorganization

	Highland Fixed Income Fund	First Foundation Fixed Income Fund	Pro Forma Adjustments	(Pro Forma Combined)
Class A Shares Net Assets	$82,290,733	$—	$(190,217)[1,3]	$82,100,516
Class A Shares Outstanding	6,201,261	—	—	6,201,261
Class A Shares Net Asset Value Per Share	$13.27	$—	$(0.03)	$13.24
Class C Shares Net Assets	$1,748,339	$—	$(1,748,339)[2]	$—
Class C Shares Outstanding	131,553	—	(131,553)[2]	—
Class C Shares Net Asset Value Per Share	$13.29	$—	$(13.29)	$—
Class Y Shares Net Assets	$114,914,356	$—	$1,478,670[1,2,3]	$116,393,026
Class Y Shares Outstanding	8,666,241	—	131,851[2]	8,798,092
Class Y Shares Net Asset Value Per Share	$13.26	$—	$(0.03)	$13.23

1	Figure reflects the costs associated with the Reorganization, which will be borne by the shareholders of the Target Fixed Income Fund if the Reorganization is approved and completed. Such costs are estimated to be $134,000.

2	Figures reflect the Class C Shares converting into Class Y Shares prior to the Reorganization. Adjustments are made based on combining the Highland Fixed Income Fund at the First Foundation Fixed Income Fund’s net asset value.

3	Reflects pro forma valuation differences between the Acquiring Fund and Target Fund valuation policies which are estimated to be $325,866 or less than $0.02 per share.

Highland Total Return Fund – First Foundation Total Return Fund Reorganization

	Highland Total Return Fund	First Foundation Total Return Fund	Pro Forma Adjustments	(Pro Forma Combined)
Class A Shares Net Assets	$35,082,142	$—	$(66,123)[1,3]	$35,016,019
Class A Shares Outstanding	1,529,300	—	—	1,529,300
Class A Shares Net Asset Value Per Share	22.94	$—	$(0.04)	$22.90
Class C Shares Net Assets	$1,997,373	$—	$(1,997,373)[2]	$—
Class C Shares Outstanding	98,587	—	(98,587)[2]	—
Class C Shares Net Asset Value Per Share	$20.26	$—	$(20.26)[2]	$—
Class Y Shares Net Assets	$30,266,215	$—	$1,936,563[1,2,3]	$32,202,778
Class Y Shares Outstanding	1,296,753	—	85,577[2]	1,382,330
Class Y Shares Net Asset Value Per Share	$23.34	$—	$(0.04)	$23.30

1	Figure reflects the costs associated with the Reorganization, which will be borne by the shareholders of the Target Fixed Income Fund if the Reorganization is approved and completed. Such costs are estimated to be $134,000.

2	Figures reflect the Class C Shares converting into Class Y Shares prior to the Reorganization. Adjustments are made based on combining the Highland Fixed Income Fund at the First Foundation Fixed Income Fund’s net asset value.

3	Reflects pro forma valuation differences between the Acquiring Fund and Target Fund valuation policies which are estimated to be $7,067 or less than $0.005 per share.

Financial Highlights

This section provides further details about the financial history of each Target Fund for the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows the percentage that an investor in the Target Fund would have earned or lost during a given period, assuming all distributions were reinvested.

The information for each Target Fund for the periods ended on September 30, 2019 and 2018 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Target Fund’s financial statements, is included in the Target Funds Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus. The information for each Target Fund for the periods ended on September 30, 2017, 2016 and 2015 has been audited by another independent registered public accounting firm. Effective June 19, 2020, Cohen & Company replaced PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Target Funds. The information for each Target Fund for the six months ended March 31, 2020 has been derived from the Target Fund’s unaudited financial statements, which are included in the Target Funds Semi-Annual Report, which is available upon request as described on the cover page of this Proxy Statement/Prospectus.

Highland Fixed Income Fund – Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.69	$12.98	$13.06	$12.58	$12.79
Income From Investment Operations:
Net investment income(a)	0.35	0.33	0.32	0.33	0.27
Net realized and unrealized gain (loss)	0.37	(0.28)	(0.06)	0.50	(0.18)
Total from Investment Operations	0.72	0.05	0.26	0.83	0.09
Less Distributions Declared to shareholders:
From net investment income	(0.36)	(0.32)	(0.32)	(0.32)	(0.27)
From return of capital	—(e)	(0.02)	(0.02)	(0.03)	(0.03)
Total distributions declared to shareholders	(0.36)	(0.34)	(0.34)	(0.35)	(0.30)
Net Asset Value, End of Year(b)	$13.05	$12.69	$12.98	$13.06	$12.58
Total Return(b)(c)	5.76%	0.43%	2.06%	6.72%	0.66%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$89,042	$96,380	$104,803	$118,519	$126,892
Gross operating expenses(f)	0.95%	0.92%	0.93%	0.91%	0.86%
Net investment income/(expense)	2.72%	2.55%	2.48%	2.58%	2.09%
Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.89%	0.90%	0.90%	0.86%
Interest expense and commitment fees	—	—	—	—	0.01%
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$13.05
Income From Investment Operations:
Net investment income(a)	0.17
Net realized and unrealized gain (loss)	(0.52)
Total from Investment Operations	(0.35)
Less Distributions Declared to shareholders:
From net investment income	(0.17)
From return of capital	—
Total distributions declared to shareholders	(0.17)
Net Asset Value, End of period(b)	$12.53
Total Return(b)(c)	(2.70)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$80,252
Gross operating expenses(e)	0.97%
Net investment income	2.58%
Portfolio turnover rate	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.97%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

Highland Fixed Income Fund – Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.71	$12.99	$13.08	$12.60	$12.80
Income From Investment Operations:
Net investment income(a)	0.25	0.23	0.22	0.24	0.18
Net realized and unrealized gain (loss)	0.36	(0.26)	(0.06)	0.50	(0.18)
Total from Investment Operations	0.61	(0.03)	0.16	0.74	—
Less Distributions Declared to shareholders:
From net investment income	(0.26)	(0.24)	(0.23)	(0.23)	(0.17)
From return of capital	—(e)	(0.01)	(0.02)	(0.03)	(0.03)
Total distributions declared to shareholders	(0.26)	(0.25)	(0.25)	(0.26)	(0.20)
Net Asset Value, End of Year(b)	$13.06	$12.71	$12.99	$13.08	$12.60
Total Return(b)(c)	4.89%	(0.23)%	1.23%	5.92%	(0.01)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$2,486	$2,970	$2,893	$5,585	$3,697
Gross operating expenses(f)	1.70%	1.67%	1.68%	1.66%	1.61%
Net investment income/(expense)	1.97%	1.81%	1.74%	1.87%	1.35%
Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.65%	1.64%	1.65%	1.65%	1.61%
Interest expense and commitment fees	—	—	—	—	0.01%
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$13.06
Income From Investment Operations:
Net investment income(a)	0.12
Net realized and unrealized gain (loss)	(0.51)
Total from Investment Operations	(0.39)
Less Distributions Declared to shareholders:
From net investment income	(0.12)
From return of capital	—
Total distributions declared to shareholders	(0.12)
Net Asset Value, End of period(b)	$12.55
Total Return(b)(c)	(2.99)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$2,017
Gross operating expenses(e)	1.72%
Net investment income	1.83%
Portfolio turnover rate	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.72%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

Highland Fixed Income Fund – Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.68	$12.97	$13.05	$12.57	$12.78
Income From Investment Operations:
Net investment income(a)	0.38	0.35	0.35	0.36	0.32
Net realized and unrealized gain (loss)	0.37	(0.26)	(0.05)	0.50	(0.20)
Total from Investment Operations	0.75	0.09	0.30	0.86	0.12
Less Distributions Declared to shareholders:
From net investment income	(0.39)	(0.36)	(0.35)	(0.35)	(0.30)
From return of capital	—(e)	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions declared to shareholders	(0.39)	(0.38)	(0.38)	(0.38)	(0.33)
Net Asset Value, End of Year(b)	$13.04	$12.68	$12.97	$13.05	$12.57
Total Return(b)(c)	6.02%	0.68%	2.31%	6.99%	0.91%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$106,978	$96,936	$32,679	$2,899	$4,029
Gross operating expenses(f)	0.71%	0.67%	0.68%	0.66%	0.61%
Net investment income/(expense)	2.97%	2.76%	2.71%	2.83%	2.45%
Portfolio turnover rate	53%	45%	20%	46%	57%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.65%	0.66%	0.65%	0.65%	0.61%
Interest expense and commitment fees	—	—	—	—	0.01%
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$13.04
Income From Investment Operations:
Net investment income(a)	0.18
Net realized and unrealized gain (loss)	(0.51)
Total from Investment Operations	(0.33)
Less Distributions Declared to shareholders:
From net investment income	(0.19)
From return of capital	—
Total distributions declared to shareholders	(0.19)
Net Asset Value, End of period(b)	$12.52
Total Return(b)(c)	(2.58)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$105,600
Gross operating expenses(e)	0.72%
Net investment income	2.84%
Portfolio turnover rate	33%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.72%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

Highland Total Return Fund – Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$23.03	$24.04	$21.88	$21.99	$24.52
Income From Investment Operations:
Net investment income(a)	0.19	0.95	0.16	0.32	0.37
Net realized and unrealized gain (loss)	(0.09)	(0.68)	2.41	2.15	(1.44)
Total from Investment Operations	0.10	0.27	2.57	2.47	(1.07)
Less Distributions Declared to shareholders:
From net investment income	(0.02)	(0.40)	(0.25)	(0.35)	(0.24)
From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)
From return of capital	—	(0.38)	—	—	—
Total distributions declared to shareholders	(0.14)	(1.28)	(0.41)	(2.58)	(1.46)
Net Asset Value, End of Year(b)	$22.99	$23.03	$24.04	$21.88	$21.99
Total Return(b)(c)	0.53%	1.17%	11.89%	11.88%	(4.76)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$40,099	$46,188	$56,167	$56,345	$59,307
Gross operating expenses(e)	1.23%	1.17%	1.15%	1.15%	1.20%
Net investment income/(expense)	0.86%	4.13%	0.65%	1.56%	1.55%
Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.20%	1.17%	1.09%	1.15%	1.20%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$22.99
Income From Investment Operations:
Net investment income(a)	0.06
Net realized and unrealized gain (loss)	(3.96)
Total from Investment Operations	(3.90)
Less Distributions Declared to shareholders:
From net investment income	(0.15)
From net realized gains	—
From return of capital	—
Total distributions declared to shareholders	(0.15)
Net Asset Value, End of period(b)	$18.94
Total Return(b)(c)	(17.11)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$30,405
Gross operating expenses(e)	1.34%
Net investment income	0.53%
Portfolio turnover rate	39%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.34%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

Highland Total Return Fund – Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.51	$21.54	$19.61	$20.03	$22.58
Income From Investment Operations:
Net investment income(a)	0.02	0.71	(0.02)	0.16	0.18
Net realized and unrealized gain (loss)	(0.09)	(0.63)	2.17	1.93	(1.31)
Total from Investment Operations	(0.07)	0.08	2.15	2.09	(1.13)
Less Distributions Declared to shareholders:
From net investment income	—	(0.31)	(0.06)	(0.28)	(0.20)
From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)
From return of capital	—	(0.30)	—	—	—
Total distributions declared to shareholders	(0.12)	(1.11)	(0.22)	(2.51)	(1.42)
Net Asset Value, End of Year(b)	$20.32	$20.51	$21.54	$19.61	$20.03
Total Return(b)(c)	(0.27)%	0.39%	11.05%	11.03%	(5.45)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$2,625	$3,771	$4,664	$6,183	$6,292
Gross operating expenses(e)	1.98%	1.93%	1.90%	1.90%	1.95%
Net investment income/(expense)	0.09%	3.47%	(0.11)%	0.83%	0.81%
Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	1.93%	1.84%	1.90%	1.95%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$20.32
Income From Investment Operations:
Net investment income(a)	(0.02)
Net realized and unrealized gain (loss)	(3.52)
Total from Investment Operations	(3.54)
Less Distributions Declared to shareholders:
From net investment income	—
From net realized gains	—
From return of capital	—
Total distributions declared to shareholders	—
Net Asset Value, End of period(b)	$16.78
Total Return(b)(c)	(17.42)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$1,850
Gross operating expenses(e)	2.09%
Net investment income	(0.23)%
Portfolio turnover rate	39%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.09%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

Highland Total Return Fund – Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$23.43	$24.44	$22.24	$22.32	$24.82
Income From Investment Operations:
Net investment income(a)	0.25	1.00	0.22	0.37	0.57
Net realized and unrealized gain (loss)	(0.10)	(0.67)	2.45	2.19	(1.59)
Total from Investment Operations	0.15	0.33	2.67	2.56	(1.02)
Less Distributions Declared to shareholders:
From net investment income	(0.08)	(0.43)	(0.31)	(0.41)	(0.26)
From net realized gains	(0.12)	(0.50)	(0.16)	(2.23)	(1.22)
From return of capital	—	(0.41)	—	—	—
Total distributions declared to shareholders	(0.20)	(1.34)	(0.47)	(2.64)	(1.48)
Net Asset Value, End of Year(b)	$23.38	$23.43	$24.44	$22.24	$22.32
Total Return(b)(c)	0.74%	1.41%	12.15%	12.14%	(4.51)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$35,575	$40,931	$50,209	$12,139	$7,695
Gross operating expenses(e)	0.98%	0.92%	0.90%	0.90%	0.90%
Net investment income/(expense)	1.11%	4.30%	0.98%	1.73%	2.39%
Portfolio turnover rate	62%	105%	99%	94%	175%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2019	2018	2017	2016	2015
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.95%	0.92%	0.84%	0.90%	9.00%
Interest expense and commitment fees	—	—	—	—	—
Dividends and fees on securities sold short	—	—	—	—	—

The following information for the fiscal period ended March 31, 2020 is unaudited.

For the Six Months Ended March 31, 2020 (unaudited)
Net Asset Value, Beginning of Period	$23.38
Income From Investment Operations:
Net investment income(a)	0.09
Net realized and unrealized gain (loss)	(4.02)
Total from Investment Operations	(3.93)
Less Distributions Declared to shareholders:
From net investment income	(0.21)
From net realized gains	—
From return of capital	—
Total distributions declared to shareholders	(0.21)
Net Asset Value, End of period(b)	$19.24
Total Return(b)(c)	(17.00)%
Ratios to Average Net Assets:(d)
Net Assets, End of Year (000’s)	$32,516
Gross operating expenses(e)	1.10%
Net investment income	0.77%
Portfolio turnover rate	39%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

For the Six Months Ended March 31, 2020 (unaudited)
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.10%
Interest expense and commitment fees	—
Dividends and fees on securities sold short	—

EXHIBIT A

Additional Information about the Acquiring Funds

Purchasing, Selling and Exchanging Acquiring Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Acquiring Funds.

For information regarding the federal income tax consequences of transactions in shares of the Acquiring Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Acquiring Fund offers two classes of shares to investors, Class A and Class Y. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Class A and Class Y. Contact your financial intermediary or the Acquiring Funds for more information about the Acquiring Funds’ share classes and how to choose between them.

Class A Shares carry a front-end sales charge. Class A Shares bought without a front-end sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Acquiring Fund.

An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. As such, the share class you or your intermediary select may have higher fees than other classes of shares available directly from the Acquiring Funds or through other financial intermediaries. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Acquiring Funds reserve the right to change the criteria for eligible investors and, as disclosed in the “Minimum Purchases” section of the Proxy Statement/Prospectus, accept investments of smaller amounts in their sole discretion.

Purchasing Class A Shares

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Acquiring Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge may be paid as a commission (or dealers’ reallowance) to your financial intermediary on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

First Foundation Fixed Income Fund

	Front-End Sales Charge		Dealer Reallowance[1]
Your Investment	(as a % of purchase price)	(as a % of your new investment)	(as a % of purchase price)
Less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more[2]	None	None	__[3]

First Foundation Total Return Fund

	Front-End Sales Charge		Dealer Reallowance[1]
Your Investment	(as a % of purchase price)	(as a % of your new investment)	(as a % of purchase price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more[2]	None	None	__[3]

1	From time to time, the Acquiring Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

2	Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of an Acquiring Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

3	For purchases through a financial intermediary that exceed $1 million, the financial intermediary will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Acquiring Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Acquiring Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Acquiring Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase Class A shares directly from an Acquiring Fund or through another intermediary in order to receive a desired waiver or discount. Investors investing in the Acquiring Fund through an intermediary should consult “Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” below, and Appendix A -- Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Waiver of Front-End Sales Charge

The front-end sales charge will be waived on Class A shares purchased:

•	through reinvestment of dividends and distributions;
•	by persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of Class A Shares”);
•	to registered representatives and employees of financial intermediaries (including their affiliates) and such persons’ families and their beneficial accounts;
•	pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Acquiring Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Acquiring Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time;
•	by clients of financial intermediaries that have entered into agreements with the Distributor or the Acquiring Funds pursuant to which an Acquiring Fund is included as an investment option in programs involving fee-based compensation arrangements;
•	by clients of financial intermediaries that have entered into agreements with the Distributor pursuant to which such financial intermediary offers Acquiring Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and
•	by participants in certain retirement plans.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of Class A Shares

You may repurchase any amount of Class A shares of an Acquiring Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within one year. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Acquiring Fund must receive your purchase order within one year of your redemption. In addition, you must notify the Acquiring Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charges

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Acquiring Funds or their agent may request account statements if they are unable to verify your account information.

Right of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of the Acquiring Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of the Acquiring Funds you purchased previously that are currently held for: (i) your account; (ii) your spouse’s account; (iii) a joint account with your spouse; or (iv) your minor children’s trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. An Acquiring Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Acquiring Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Acquiring Funds may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares of an Acquiring Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Acquiring Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. An Acquiring Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send an Acquiring Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize an Acquiring Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Acquiring Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Acquiring Funds will combine purchases of Class A Shares (that are subject to a sales charge) of the Acquiring Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from an Acquiring Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in the Appendix hereto, entitled “Intermediary-Specific Sales Charge Discounts and Waivers.”

In all instances, it is the purchaser’s responsibility to notify an Acquiring Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Acquiring Fund shares directly from an Acquiring Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. From time to time, some financial institutions, including brokerage firms affiliated with the Acquiring Funds’ Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Acquiring Funds' sales charges may be obtained free of charge by calling toll-free 800-838-0191.

Contingent Deferred Sales Charge (“CDSC”)

If you redeem Class A shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A shares subject to a CDSC, an Acquiring Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Acquiring Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under the following certain special circumstances:

1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.
3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.
4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.
5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the financial intermediary agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

You should inquire with your financial intermediary regarding whether the CDSC is applicable to you.

How to Purchase Acquiring Fund Shares

Shares can be purchased directly from the Acquiring Funds or through financial intermediaries.

To purchase shares directly from the Acquiring Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 800-838-0191.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Acquiring Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Acquiring Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Acquiring Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Acquiring Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Acquiring Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Acquiring Funds subject to the satisfaction of enhanced due diligence. Please contact the Acquiring Funds for more information.

By Mail

You can open an account with the Acquiring Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Acquiring Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Acquiring Fund name and the share class.

Regular Mail Address

Brookmont Funds

PO Box 219009

Kansas City, MO 64121

Express Mail Address

Brookmont Funds

c/o DST Systems, Inc.

430 W 7th St

Kansas City, MO 64105

The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Acquiring Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by an Acquiring Fund after the Acquiring Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 800-838-0191 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Acquiring Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA-101000695

Brookmont Funds

DDA- 9872013085

Ref: Fund name/share class/account number/account name

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with the Acquiring Funds, you can set up an automatic investment plan via ACH by mailing a completed application to the Acquiring Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, contact the Acquiring Funds by mail at: Brookmont Funds, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: Brookmont Funds, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Acquiring Funds, an investor may purchase shares of each Acquiring Fund with liquid securities and other assets that are eligible for purchase by that Acquiring Fund (consistent with the Acquiring Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Acquiring Fund’s valuation policies. These transactions will be effected only if the Acquiring Funds’ Adviser or the Sub-Adviser deems the security to be an appropriate investment for the Acquiring Fund. Assets purchased by an Acquiring Fund in such transactions will be valued in accordance with procedures adopted by the Acquiring Funds. The Acquiring Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

The Acquiring Funds may accept investments of smaller amounts in their sole discretion.

Acquiring Fund Codes

The Acquiring Funds’ reference information, which is listed below, will be helpful to you when you contact an Acquiring Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
First Foundation Fixed Income Fund	Class A	HFBAX	00774Q247	8646
	Class Y	HFBYX	00774Q239	8647
First Foundation Total Return Fund	Class A	HTAAX	00774Q221	8648
	Class Y	HTAYX	00774Q213	8649

General Information

You may generally purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

An Acquiring Fund’s price per share will be the next determined NAV per share after the Acquiring Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that the Acquiring Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Acquiring Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, an Acquiring Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Acquiring Funds reserve the right to calculate NAV as of the earlier closing time. An Acquiring Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities may trade on days that are not Business Days, the value of an Acquiring Fund may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Acquiring Fund shares directly from the Acquiring Funds through their transfer agent, you may also buy or sell shares of an Acquiring Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Acquiring Fund shares for their customers. When you purchase or sell Acquiring Fund shares through a financial intermediary (rather than directly from an Acquiring Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Acquiring Fund prior to the time the Acquiring Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to an Acquiring Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by an Acquiring Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Acquiring Funds with respect to the receipt of purchase and redemption orders for Acquiring Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on an Acquiring Fund’s behalf. An Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at an Acquiring Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of an Acquiring Fund with respect to purchase and redemption orders for Acquiring Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with an Acquiring Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Acquiring Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Acquiring Funds Calculate NAV

The NAV of a class of each Acquiring Fund’s shares is determined by dividing the total value of the Acquiring Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Acquiring Fund generally values its investment portfolio at market price. If market prices are not readily available or an Acquiring Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Acquiring Fund is required to price those securities at fair value as determined in good faith using methods approved by the Acquiring Trust Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Acquiring Trust Board, these methods are implemented through the Acquiring Trust’s Fair Value Pricing Committee, members of which are appointed by the Acquiring Trust Board. An Acquiring Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which an Acquiring Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.

With respect to non-U.S. securities held by an Acquiring Fund, the Acquiring Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by an Acquiring Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which an Acquiring Fund prices its shares, the value the Acquiring Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, an Acquiring Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which an Acquiring Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time an Acquiring Fund calculated its NAV.

Redeemable securities issued by open-end investment companies in which an Acquiring Fund invests are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Acquiring Trust Board.

How to Sell Your Acquiring Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Acquiring Funds directly by mail or telephone at 800-838-0191.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Acquiring Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Acquiring Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that an Acquiring Fund must be provided with the original guarantee. Signature guarantees are for the protection of Acquiring Fund shareholders. Before granting a redemption request, the Acquiring Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Acquiring Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 800-838-0191 for more information.

The sale price of each share will be the next determined NAV after an Acquiring Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Acquiring Funds signed by all registered parties on the account specifying:

•	The Acquiring Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Brookmont Funds

PO Box 219009

Kansas City, MO 64121

Express Mail Address

Brookmont Funds

c/o DST Systems, Inc.

430 W 7th St

Kansas City, MO 64105

The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Acquiring Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by an Acquiring Fund after the Acquiring Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 800-838-0191 to redeem your shares. Based on your instructions, the Acquiring Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If you have a direct account with the Acquiring Funds and your account balance is at least $500 for Class A, you may transfer as little as $25 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by the Acquiring Funds in their sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Acquiring Funds.

Receiving Your Money

Normally, an Acquiring Fund will send your sale proceeds within two Business Days after it receives your redemption request. An Acquiring Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with an Acquiring Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

An Acquiring Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, an Acquiring Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Acquiring Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Acquiring Funds’ remaining shareholders, the Acquiring Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Acquiring Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Acquiring Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Acquiring Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Acquiring Fund Shares

At no charge, you may exchange Class A shares or Class Y shares of one First Foundation Fund for Class A shares or Class Y shares, respectively, of another First Foundation Fund by writing to or calling the Acquiring Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Acquiring Fund you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. An Acquiring Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Acquiring Funds. For more information about the Acquiring Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Acquiring Fund shares over the telephone is extremely convenient, but not without risk. Although the Acquiring Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Acquiring Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Acquiring Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Acquiring Funds and/or the Acquiring Funds’ Adviser may compensate financial intermediaries for providing a variety of services to the Acquiring Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Acquiring Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Acquiring Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for Class A shares that allows the Acquiring Funds to pay distribution and/or service fees for the sale and distribution of Acquiring Fund shares, and for services provided to shareholders. Because these fees are paid out of an Acquiring Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Class A shares of an Acquiring Fund is 0.25%.

Payments by the Acquiring Funds’ Adviser

From time to time, the Acquiring Funds’ Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Acquiring Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Acquiring Funds’ Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Acquiring Funds. A financial intermediary may provide these services with respect to Acquiring Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Acquiring Funds available to their customers or registered representatives, including providing the Acquiring Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Acquiring Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Acquiring Funds’ Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Acquiring Funds’ Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Acquiring Fund shares, the amount of Acquiring Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Acquiring Funds’ Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of an Acquiring Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Acquiring Fund shares or the provision of services to Acquiring Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Acquiring Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Acquiring Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of an Acquiring Fund may present risks to the Acquiring Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of an Acquiring Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Acquiring Fund investments, requiring the Acquiring Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Acquiring Funds may invest in foreign securities traded primarily on markets that close prior to the time an Acquiring Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Acquiring Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by an Acquiring Fund takes place after the close of the primary foreign market, but before the time that the Acquiring Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of an Acquiring Fund’s shares if the prices of the Acquiring Fund’s foreign securities do not reflect their fair value. Although the Acquiring Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Because the Acquiring Total Return Fund invests in mid-cap securities, which often trade in lower volumes and may be less liquid, the Acquiring Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Acquiring Fund’s shares may have a greater impact on the market prices of these types of securities.

The Acquiring Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Acquiring Funds’ policies and procedures described in this Proxy Statement/Prospectus and approved by the Acquiring Trust Board. For purposes of applying these policies, the Acquiring Funds’ service providers may consider the trading history of accounts under common ownership or control. The Acquiring Funds’ policies and procedures include:

•	Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of an Acquiring Fund within any rolling thirty (30) calendar day period. The Acquiring Funds defines a “round trip” as a purchase or exchange into an Acquiring Fund by a shareholder, followed by a subsequent redemption out of the Acquiring Fund, of an amount the Acquiring Funds’ Adviser reasonably believes would be harmful or disruptive to the Acquiring Fund.
•	Each Acquiring Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Acquiring Fund or the Acquiring Funds’ Adviser reasonably believes that the trading activity would be harmful or disruptive to the Acquiring Fund.

The Acquiring Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Acquiring Funds’ long-term shareholders. The Acquiring Funds do not knowingly accommodate frequent purchases and redemptions by Acquiring Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in an Acquiring Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Acquiring Funds for their customers through which transactions are placed. The Acquiring Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Acquiring Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Acquiring Funds. If the Acquiring Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Acquiring Funds, the Acquiring Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Acquiring Funds or their service providers determine that the trading activity of any customer may be detrimental to the Acquiring Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Acquiring Funds by that customer. If the Acquiring Funds are not satisfied that the intermediary has taken appropriate action, the Acquiring Funds may terminate the intermediary’s ability to transact in Acquiring Fund shares. When information regarding transactions in the Acquiring Funds’ shares is requested by the Acquiring Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Acquiring Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Acquiring Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Acquiring Funds on behalf of other persons.

The Acquiring Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Acquiring Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Acquiring Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, an Acquiring Fund will ask your name, address, date of birth, and other information that will allow the Acquiring Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Acquiring Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Acquiring Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Acquiring Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Acquiring Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Acquiring Funds. Further, the Acquiring Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Acquiring Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Acquiring Funds overall obligation to deter money laundering under federal law. The Acquiring Funds have adopted an anti-money’ laundering compliance program designed to prevent the Acquiring Funds from being used for money laundering or the financing of illegal activities. In this regard, the Acquiring Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Acquiring Fund management, they are deemed to be in the best interest of an Acquiring Fund or in cases when an Acquiring Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Acquiring Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Acquiring Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Acquiring Funds (if shares are held directly with the Acquiring Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Acquiring Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 800-838-0191.

Dividends and Distributions

The Acquiring Fixed Income Fund distributes its net investment income, if any, at least annually. The Acquiring Total Return Fund distributes its net investment income, if any, at least annually. Each Acquiring Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Acquiring Fund shares on an Acquiring Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Acquiring Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify an Acquiring Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Acquiring Fund receives your written notice. To cancel your election, simply send the Acquiring Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Acquiring Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies, such as the Acquiring Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Acquiring Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Acquiring Funds.

Each Acquiring Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from each Acquiring Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of the Acquiring Funds. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Acquiring Funds as long term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Certain of the Acquiring Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income. Once a year the Acquiring Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Acquiring Fund shares may be a taxable event. For tax purposes, an exchange of your Acquiring Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Acquiring Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Acquiring Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Acquiring Fund shares. All or a portion of any loss realized upon a taxable disposition of Acquiring Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of an Acquiring Fund).

The Acquiring Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Acquiring Fund shareholders cost basis information for Acquiring Fund shares. In addition to reporting the gross proceeds from the sale of Acquiring Fund shares, the Acquiring Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Acquiring Fund shares, the Acquiring Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Acquiring Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Acquiring Fund shareholder (or the cost basis method applied by default) for each sale of Acquiring Fund shares may not be changed after the settlement date of each such sale of Acquiring Fund shares. Acquiring Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent an Acquiring Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Acquiring Fund received from sources in foreign countries. If more than 50% of the total assets of an Acquiring Fund consists of foreign securities, such Acquiring Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. An Acquiring Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Acquiring Total Return Fund may invest in REITs. The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to recently proposed regulations on which an Acquiring Fund may rely, distributions by the Acquiring Fund to its shareholders that are attributable to qualified REIT dividends received by the Acquiring Fund and which the Acquiring Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. An Acquiring Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which an Acquiring Fund invests often do not provide complete and final tax information to the Acquiring Fund until after the time that the Acquiring Fund issues a tax reporting statement. As a result, the Acquiring Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Acquiring Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain of the Acquiring Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, and notional principal contracts) that, among other things, may affect an Acquiring Fund’s ability to qualify as a regulated investment company, affect the character of gains and losses realized by an Acquiring Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to an Acquiring Fund and defer losses and, in limited cases, subject an Acquiring Fund to U.S. federal income tax on income from certain of its foreign securities.

The Acquiring Funds may write covered call options. Covered call options are subject to complex federal tax rules that: (1) limit the allowance of certain losses or deductions by the an Acquiring Fund; (2) convert the Acquiring Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Acquiring Fund’s ordinary losses or deductions into capital losses, the deductibility of which are more limited; and/or (4) cause the Acquiring Fund to recognize income or gains without a corresponding receipt of cash.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Acquiring Funds.

More information about taxes is in the SAI.

Additional Information

The Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Acquiring Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Acquiring Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

This Proxy Statement/Prospectus and the SAI provide information concerning the Acquiring Trust and the Acquiring Funds that you should consider in determining whether to purchase shares of the Acquiring Funds. The Acquiring Funds may make changes to this information from time to time. Neither this Proxy Statement/Prospectus, the SAI or any document filed as an exhibit to the Acquiring Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Acquiring Trust or the Acquiring Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Appendix

Intermediary-Specific Sales Charge Discounts and Waivers

As described in the Proxy Statement/Prospectus, Class A Shares of the Acquiring Funds, as applicable, are subject to an initial sales charge. Class A shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by Brookmont Capital Management, LLC.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

If you purchase Acquiring Fund shares through a Merrill Lynch platform or account held at Merrill Lynch you will be eligible only for the following sales charge waivers (front-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Funds’ Proxy Statement/Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of Acquiring Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Acquiring Fund (but not any other fund within the fund family)

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Acquiring Funds, and employees of the Acquiring Funds’ investment adviser or any of its affiliates, as described in the Proxy Statement/Prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Funds’ Proxy Statement/Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (Class A shares)

•	Breakpoints as described in the Proxy Statement/Prospectus.

•	Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts as described in the Acquiring Fund’s Proxy Statement/Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Acquiring Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Acquiring Funds’ Proxy Statement/Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Acquiring Fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Acquiring Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Funds’ Proxy Statement/Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Classes A shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Funds’ Proxy Statement/Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Acquiring Funds’ Proxy Statement/Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Acquiring Funds’ Proxy Statement/Prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EXHIBIT B

OWNERSHIP OF THE TARGET FUNDS

Significant Holders

The following table shows, as of the Record Date, the accounts of each Target Fund that own of record 5% or more of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Fixed Income Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	933,630	15.31%
Highland Fixed Income Fund – Class Y
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7,427,576	83.96%
Highland Total Return Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	98,033	6.52%
Highland Total Return Fund – Class Y
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	860,962	66.83%
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	171,190	13.29%

B-1

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [____] day of [____] by and among (i) Highland Funds II, a Massachusetts voluntary association (commonly known as a business trust) (“Target Trust”), severally and not jointly on behalf of two of its series, the Highland Fixed Income Fund and the Highland Total Return Fund (each, a “Target Fund,” and together, the “Target Funds”); (ii) The Advisors’ Inner Circle Fund III, a Delaware statutory trust (“Acquiring Trust”), severally and not jointly on behalf of two of its series, the First Foundation Fixed Income Fund and the First Foundation Total Return Fund (each, an “Acquiring Fund,” and together, the “Acquiring Funds”); and (iii) solely for the purposes of Sections 1.2(f), 1.2(g), 4.3 and 5.1(f), Highland Capital Management Fund Advisors, L.P. (“Target Fund Adviser”), investment adviser of the Target Funds. Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement.

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.2(b)) and assume all of the Liabilities (as defined in Section 1.2(c)) of the corresponding Target Fund in exchange solely for Class A and Class Y shares of the Acquiring Fund (“Acquiring Fund Shares”) (the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Class A and Class Y Acquiring Fund Shares to Class A and Class Y shareholders, respectively, of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization”);

WHEREAS, each Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of its corresponding Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and

WHEREAS, each Target Fund and each Acquiring Fund intends (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to each Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes each Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF EACH REORGANIZATION

1.1 It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the other, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one Reorganization should fail to be consummated, such failure shall not affect the other Reorganization in any way. Accordingly, the Closing (as defined in Section 3.1) of a Reorganization is not contingent upon the Closing (as defined in Section 3.1) of the other Reorganization.

1.2. The Acquiring Trust and the Target Trust agree to take the following steps with respect to each Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Class A and Class Y Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(f)) (collectively, “Assets”).

(c) The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, in good faith to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(e)) (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its Class A and Class Y shareholders of record (“Target Fund Shareholders”) the Class A and Class Y Acquiring Fund Shares, respectively, received by the Target Fund pursuant to Section 1.2(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution, with respect to the Target Fund’s shares, and complete liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by the Target Fund Adviser or by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g) The Target Fund Adviser, the Target Trust and the Target Fund acknowledge that the Acquiring Trust, the Acquiring Fund and the Acquiring Fund’s investment adviser intend to treat, and do not and will not object to the Acquiring Trust, the Acquiring Fund and the Acquiring Fund’s investment adviser treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. The Target Fund Adviser, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

2.	VALUATION

2.1. With respect to each Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, using the valuation procedures established by the Acquiring Trust’s Board of Trustees (“Acquiring Fund Valuation Procedures”).

(b) The number of Class A Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of Class A shares of the Target Fund outstanding as of the Valuation Time. The number of Class Y Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the aggregate number of Class Y shares of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of the Class A Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) attributable to the Target Fund’s Class A shares by the number of Class A Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)). The net asset value per share of the Class Y Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) attributable to the Target Fund’s Class Y shares by the number of Class Y Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Trust and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

(e) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on [____] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of each Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to each Reorganization:

(a) The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Target Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to the Acquiring Trust and each Target Fund’s corresponding Acquiring Fund as follows:

(a) The Target Fund is duly organized as a series of the Target Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority or FINRA is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such litigation, proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j) Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein;

(n) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o) Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p) The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q) On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(r) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code;

(s) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (q) or (r) of this Section 4.1;

(t) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(u) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(v) The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(w) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(x) The Target Fund has maintained since formation its September 30 fiscal year-end for U.S. federal income tax purposes, and has never changed its September 30 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

(y) The tax representation certificate to be delivered by the Target Trust, on behalf of the Target Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 7.1(i) hereof (the “Target Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Target Trust and to each Acquiring Fund’s corresponding Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e) The prospectuses and statements of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) By the Closing, the Acquiring Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i) No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(l) The information provided by the Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m) The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date;

(n) The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Section 6.1(g) hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(o) As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

4.3 The Target Fund Adviser represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) The Target Fund Adviser is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1. With respect to each Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the “N-14 Registration Statement”).

(c) The Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f) Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and the Target Fund Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.2(d) hereof.

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

(i) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j) The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k) The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(l) The Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Target Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Target Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(m) The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(n) Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, in the Acquiring Fund Tax Representation Certificate.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

6.1. With respect to each Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(d) The Target Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i) The Acquiring Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(e) In connection with the opinions contemplated by Section 6.1(d), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust;

(f) The Board of Trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(f); and

(g) The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Trust and Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Trust and the Target Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

7.1. With respect to each Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f) The Acquiring Trust shall have received a favorable opinion of K&L Gates LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i) The Target Trust is duly formed and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv) The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v) The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g) In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust;

(h) The Board of Trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h); and

(i) The Target Trust, on behalf of the Target Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Target Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Target Trust and the Acquiring Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the corresponding Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Trust Governing Documents, Massachusetts law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon such representations and certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of the Target Trust and the Acquiring Trust will cooperate to make and certify the accuracy of such representations contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.  The Target Fund will bear those expenses relating to each Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to a Reorganization to be borne by the Target Fund shall include costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, transfer agent and custodian conversion costs, fees of any Independent Evaluator required by and as defined in Rule 17a-8 under the 1940 Act, and expenses of soliciting Target Fund Shareholders and holding the shareholder meeting (and adjournments thereof). The costs relating to a Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs nevertheless shall be borne by the Target Fund. The costs relating to a Reorganization shall not include expenses associated with qualification of Acquiring Fund Shares for sale in the various states, incurred in connection with the Reorganization, and such costs shall be borne by the Acquiring Fund. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Target Fund or the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1)(F) of the Code. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	INDEMNIFICATION

With respect to each Reorganization:

11.1. The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies, or otherwise by or on behalf of the Target Fund pursuant to any indemnification agreements) agrees to indemnify and hold harmless the Acquiring Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Target Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1. Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust and a separate indemnification agreement among the Target Trust, Target Fund Adviser and the Acquiring Trust, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust; or (v) by either the Acquiring Trust or the Target Trust if a determination is made by such trust’s board of trustees that the consummation of the transactions contemplated herein are not in the best interest of the Acquiring Trust or the Target Trust, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Sections 9 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or its corresponding Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6. A copy of the Agreement and Declaration of Trust of the Target Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Target Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Trust.

15.7. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.8. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.9. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.10. Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Target Trust:

Highland Funds II

300 Crescent Court, Suite 700

Dallas, Texas 75201

Attention: Secretary

For Acquiring Trust:

The Advisors’ Inner Circle Fund III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

For Target Fund Adviser:

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Attention: Chief Compliance Officer

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Highland Funds II,

severally and not jointly on behalf of the

Highland Fixed Income Fund and the

Highland Total Return Fund

By:
Name:
Title:

The Advisors’ Inner Circle Fund III,

severally and not jointly on behalf of the

First Foundation Fixed Income Fund and the

First Foundation Total Return Fund

By:
Name:
Title:

Highland Capital Management Fund Advisors, L.P.,

solely for the purposes of Sections 1.2(f), 1.2(g), 4.3 and 5.1(f)

By: Strand Advisors XVI, Inc., its general partner

By:
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

Exhibit A

Target Fund		Acquiring Fund
If a shareholder owns shares of:	Share Class	The shareholder will receive shares of:	Share Class
Highland Fixed Income Fund	Class A	First Foundation Fixed Income Fund	Class A
	Class Y		Class Y
Highland Total Return Fund	Class A	First Foundation Total Return Fund	Class A
	Class Y		Class Y

Schedule 8.5
Tax Opinions

With respect to each Reorganization for U.S. federal income tax purposes:

i.	The acquisition by each Acquiring Fund of all of the assets of its corresponding Target Fund, as provided for in the Agreement, solely in exchange for such Acquiring Fund Shares and the assumption by such Acquiring Fund of all of the liabilities of its corresponding Target Fund, followed by the distribution by such Target Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and its corresponding Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.	No gain or loss will be recognized by a Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by its corresponding Acquiring Fund in exchange solely for such Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.	No gain or loss will be recognized by a Acquiring Fund upon the receipt by it of all of the assets of its corresponding Target Fund in exchange solely for the assumption of all of the liabilities of such corresponding Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

iv.	No gain or loss will be recognized by a Target Fund upon the distribution of its corresponding Acquiring Fund Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

v.	The tax basis of the assets of a Target Fund received by its corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

vi.	The holding periods of the assets of a Target Fund in the hands of its corresponding Acquiring Fund will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the corresponding Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.	No gain or loss will be recognized by the shareholders of a Target Fund upon the exchange of all of their Target Fund Shares solely for its corresponding Acquiring Fund Shares pursuant to Section 354(a) of the Code.

viii.	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.	The holding period of the Acquiring Fund Shares received by a shareholder of the corresponding Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

x.	The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

The Advisors’ Inner Circle Fund III

on behalf of its series

First Foundation Fixed Income Fund

and

First Foundation Total Return Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

800-838-0191

Relating to the January 8, 2021 Joint Special Meeting of Shareholders of

Highland Fixed Income Fund

and

Highland Total Return Fund,

each a series of Highland Funds II

December 7, 2020

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated December 7, 2020, relating specifically to the Joint Special Meeting of Shareholders of the Highland Fixed Income Fund and Highland Total Return Fund to be held on January 8, 2021 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to The Advisors’ Inner Circle Fund III, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 800-838-0191.

PLEASE DISREGARD THE IMMEDIATELY FOLLOWING PAGE

STATEMENT OF ADDITIONAL INFORMATION
to the

Registration Statement on Form N-14 Filed by:

The Advisors’ Inner Circle Fund III

on behalf of its series

First Foundation Fixed Income Fund

and

First Foundation Total Return Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

800-838-0191

Relating to the December 11, 2020 Joint Special Meeting of Shareholders of

Highland Fixed Income Fund

and

Highland Total Return Fund,

each a series of Highland Funds II

November 30, 2020

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 30, 2020, relating specifically to the Joint Special Meeting of Shareholders of the Highland Fixed Income Fund and Highland Total Return Fund to be held on December 11, 2020 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to The Advisors’ Inner Circle Fund III, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 800-838-0191.

Table of Contents

Page
General Information	S-1
Incorporation of Documents by Reference into the Statement of Additional Information	S-1
Additional Information about the Acquiring Funds	S-1
Pro Forma Financial Information	S-1
Exhibit A: Additional Information Regarding the Acquiring Funds	A-1

General Information

Target Funds	Acquiring Funds
Highland Fixed Income Fund and Highland Total Return Fund, each a series of Highland Funds II	First Foundation Fixed Income Fund and First Foundation Total Return Fund, each a series of The Advisors’ Inner Circle Fund III

This Statement of Additional Information relates to (a) the acquisition of all of the assets and assumption of all of the liabilities of each Target Fund by its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (each, a “Reorganization,” and together, the “Reorganizations”). Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and accompany this Statement of Additional Information:

1.	The Target Funds’ audited financial statements and related report of the independent registered public accounting firm included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2019 (the “Target Funds Annual Report”). No other parts of the Target Funds Annual Report are incorporated herein by reference.

2.	The Target Funds’ unaudited financial statements included in the Target Funds' Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2020 (the “Target Funds Semi-Annual Report”). No other parts of the Target Funds Semi-Annual Report are incorporated herein by reference.

Because the Acquiring Funds have not yet commenced investment operations, the Acquiring Funds have not published annual or semi-annual reports to shareholders.

Additional Information about the Acquiring Funds

Attached hereto as Exhibit A is Additional Information Regarding the Acquiring Funds.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganizations because the Acquiring Funds are newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganizations and continue the operations of the Target Funds. The Target Fund will be the accounting survivor of each Reorganization.

Exhibit A: Additional Information Regarding the Acquiring Funds

FIRST FOUNDATION FIXED INCOME FUND

Class A: HFBAX

Class Y: HFBYX

FIRST FOUNDATION TOTAL RETURN FUND

Class A: HTAAX

Class Y: HTAYX

each, a series of

THE ADVISORS’ INNER CIRCLE FUND III

Investment Adviser:

BROOKMONT CAPITAL MANAGEMENT, LLC

This Exhibit A is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the First Foundation Fixed Income Fund and First Foundation Total Return Fund (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Trust.

TABLE OF CONTENTS

THE TRUST	S-5
HISTORY OF THE FUNDS	S-5
DESCRIPTION OF PERMITTED INVESTMENTS	S-6
INVESTMENT LIMITATIONS	S-40
THE ADVISER AND SUB-ADVISER	S-42
THE PORTFOLIO MANAGERS	S-44
THE ADMINISTRATOR	S-46
THE DISTRIBUTOR	S-47
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-47
THE TRANSFER AGENT	S-48
THE CUSTODIAN	S-48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-48
LEGAL COUNSEL	S-48
SECURITIES LENDING	S-49
TRUSTEES AND OFFICERS OF THE TRUST	S-49
PURCHASING AND REDEEMING SHARES	S-57
DETERMINATION OF NET ASSET VALUE	S-57
TAXES	S-59
FUND TRANSACTIONS	S-67
PORTFOLIO HOLDINGS	S-70
DESCRIPTION OF SHARES	S-71
LIMITATION OF TRUSTEES’ LIABILITY	S-71
PROXY VOTING	S-72
CODES OF ETHICS	S-72
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-72
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

BRK-SX-001-0100

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Class A shares and Class Y shares. The different classes provide for variations in sales charges, distribution and shareholder servicing fees and minimum investment requirements. Investor eligibility is described in the Funds’ prospectus (the “Prospectus”). The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing expenses, see the “Payments to Financial Intermediaries” section in this SAI.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

HISTORY OF THE FUNDS

The Fixed Income Fund will be the successor to the Highland Fixed Income Fund (the “Predecessor Fixed Income Fund”) and the Total Return Fund will be the successor to the Highland Total Return Fund (the “Predecessor Total Return Fund” and, together with the Predecessor Fixed Income Fund, the “Predecessor Funds”). The Predecessor Funds are managed by Highland Capital Management Fund Advisors, L.P., the Predecessor Funds’ investment adviser (the “Predecessor Adviser”), prior to their reorganizations into the Funds. The Predecessor Fixed Income Fund and the Predecessor Total Return Fund have substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fixed Income Fund and the Total Return Fund, respectively.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund’s stated investment policies, including those stated below, or the Adviser’s internal investment guidelines.

American Depositary Receipts (“ADRs”)

ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Contingent Convertible Securities

A contingent convertible security, or “CoCo”, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.

With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

General Risks of Investing in Stocks:

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Master Limited Partnerships

MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Exchange-Traded Notes (“ETNs”)

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Foreign Securities

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. A Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. Securities issued by a foreign government are not considered to be a part of any industry for purposes of a Fund’s concentration policy (described below). Therefore, a Fund may invest more than 25% of its total assets in these instruments.

Foreign Agency Debt Obligations. A Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

•	Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. UK businesses are increasingly preparing for a disorderly Brexit because of the risks that trade negotiations between the UK and the EU may not be completed by the end of the transition period or the outcomes of such negotiations may be undesirable. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect a Fund's investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

•	Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

•	Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

•	Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•	Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”), Moody’s Investor Services, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities

Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.
•	Unsecured Bank Promissory Notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.

Fixed Income Securities Ratings

The Funds may invest in fixed income securities of any maturity, and may invest in securities that are rated investment grade or below investment grade (“high yield” or “junk” bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Funds may invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment grade or below investment grade categories similar to those of nationally recognized statistical rating organizations.

Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A - Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser’s ability to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Funds may also enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to certain ETFs and procedures approved by the Board, the Funds may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

The Funds may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), including offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a Fund to lose money when selling an interest in an unregistered fund. For example, such funds may require their investors to hold their investments for at least one year.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the Commodity Futures Trading Commission (“CFTC”). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Participation Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because a Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

▪	Swaptions

Swaptions are privately-negotiated option-based derivative products that give the holder the right to enter into a swap. A Fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds did not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, in November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the Funds would need to trade derivatives and other instruments that create future payment or delivery obligations (other than reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements, and requirements related to board and SEC reporting. These new requirements would apply unless a Fund qualifies as a “limited derivatives user,” as defined in the SEC’s proposal. If a Fund trades reverse repurchase agreements or similar financing transactions, it would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether a Fund is a limited derivatives user, but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Securities Lending

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities

The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser.

Short Sales

The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Active Management Risk

Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Special Risks of Cyber-attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.

LIBOR Replacement Risk

The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Fundamental Policies

1.	Each may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

Each Fund’s investment objective as well as the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein.

2.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to a Fund’s policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADVISER AND SUB-ADVISER

Investment Adviser

General. Brookmont Capital Management, LLC (the “Adviser” or “Brookmont”), a Delaware limited liability company, is an SEC registered investment adviser that serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 2000 McKinney Avenue, Suite 1230, Dallas, TX 75201. Brookmont was established in late 2007 and is owned and controlled by Ethan Powell and Neal Scott. As of September 30, 2020, the Adviser had approximately $458 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities with respect to the Funds.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser oversees First Foundation Advisors (“FFA” or the “Sub-Adviser”) to ensure its compliance with the investment policies and guidelines of the Funds, and monitors the Sub-Adviser’s adherence to its investment styles, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser.

For its services to each Fund under the Advisory Agreement, the Adviser is entitled to a management fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Fixed Income Fund	0.30%
Total Return Fund	0.50%

For each Fund, The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) from exceeding 0.74% of the average daily net assets of each of the Fixed Income Fund’s share classes and 1.13% of the average daily net assets of each of the Total Return Fund’s share classes until January 31, 2022 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2022. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal years ended September 30, 2017, 2018 and 2019, the Predecessor Funds paid the following investment advisory fees to the Predecessor Adviser:

Fund	Total Fees Waived by the Predecessor Adviser			Total Fees Paid to the Predecessor Adviser (After Waivers)
	2017	2018	2019	2017	2018	2019
Predecessor Fixed Income Fund	$26,298	$25,185	$110,365	$415,022	$446,485	$596,750
Predecessor Total Return Fund	$0	$0	$23,219	$402,473	$491,918	$398,794

Investment Sub-Adviser

General. FFA serves as the investment sub-adviser to the Funds. FFA is a wholly-owned subsidiary of First Foundation Inc. and a registered investment adviser. FFA’s principal place of business is located at 18101 Von Karman Avenue, Suite 700, Irvine, California 92612. As of September 30, 2020, FFA had approximately $4.5 billion in assets under management.

Sub-Advisory Agreement. The provision of investment advisory services by the Sub-Adviser is governed by an individual investment sub-advisory agreement between the Sub-Adviser and the Adviser (“the Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Funds, makes investment decisions for the Funds and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Sub-Advisory Fee. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of the Funds:

Fund	Sub-Advisory Fee
Fixed Income Fund	0.15%
Total Return Fund	0.25%

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. As President of FFA, the compensation for Mr. Hakopian consists of base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation. Messrs. Garrison and Speron each receive a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation. All eligible employees can participate in First Foundation Inc.’s 401(k) plan, group life, health and disability plans.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Predecessor Fund Shares Owned (Predecessor Fund)[1]
John Hakopian	$500,001 - $1,000,000 (Predecessor Total Return Fund)
Jim Garrison	$500,001 - $1,000,000 (Predecessor Total Return Fund)
Eric Speron	$100,001 - $500,000 (Predecessor Total Return Fund)

[1]	Valuation date is September 30, 2020.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of December 31, 2019 unless otherwise noted.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
John Hakopian	0	0	1[1]	1.0	190	480.1
Jim Garrison	0	0	0	0	36	17.4
Eric Speron	0	0	0	0	11	2.7

[1]	This account is subject to a performance-based advisory fee, and its value is provided as of September 30, 2020.

Conflicts of Interest. Because each portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. The Sub-Adviser has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are described below.

FFA’s clients generally include individuals, pension and profit sharing plans, business entities, trusts, estates and charitable organizations. In addition, FFA may serve as a sub-adviser to a RIC.

To the extent that FFA provides investment management services to its clients, the transactions for each client account generally will be effected independently, unless FFA decides to purchase or sell the same securities for several clients at approximately the same time. FFA may (but is not obligated to) combine or “bunch” such orders to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among FFA’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and will be allocated among FFA’s clients in proportion to the purchase and sale orders placed for each client account on any given day.

Factors that FFA considers in using a particular broker-dealer include historical relationship with FFA, financial strength, reputation, execution, pricing, research and service. In return for effecting securities transactions through a designated broker-dealer, FFA may receive through its relationship certain investment research products or services which assist FFA in its investment decision making process for the client pursuant to Section 28(e) of the Exchange Act (generally referred to as a “soft dollar” arrangement). Although the commissions paid by FFA’s clients shall comply with FFA’s duty to obtain best execution, a client may pay a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where FFA determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of broker-dealer services, including the value of research provided, execution capability, commission rates and responsiveness. Accordingly, although FFA will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for client account transactions. Although the investment research products or services that may be obtained by FFA will generally be used to service all of FFA’s clients, a brokerage commission paid by a specific client may be used to pay for research that is not used in managing that specific client’s account.

In certain instances FFA personnel may serve on the board of a company that is also a portfolio holding of a Fund. FFA has adopted policies and procedures that are designed to minimize the effects of a conflict that may arise to include the pro rata reduction of any compensation for such directorship in amounts attributable to Fund assets.

FFA and/or representatives of FFA may buy or sell securities that are also recommended to clients. This practice may create a situation where FFA and/or representatives of FFA are in a position to materially benefit from the sale or purchase of those securities. Therefore, this situation creates a potential conflict of interest. Practices such as “scalping” (i.e., a practice whereby the owner of shares of a security recommends that security for investment and then immediately sells it at a profit upon the rise in the market price which follows the recommendation) could take place if FFA did not have adequate policies in place to detect such activities. In addition, this requirement can help detect insider trading, “front-running” (i.e., personal trades executed prior to those of the Fund(s)) and other potentially abusive practices. FFA has a personal securities transaction policy in place to monitor the personal securities transactions and securities holdings of each of FFA’s “Access Persons,” as defined under Section 204A of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated February 12, 2014, as amended (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

For the fiscal years ended September 30, 2017, 2018 and 2019, the Predecessor Funds paid the following amounts to their administrators:

	Administration Fees Paid
Fund	2017	2018	2019
Predecessor Fixed Income Fund	$41,353	$44,649	$147,631
Predecessor Total Return Fund	$22,410	$29,515	$66,601

The Predecessor Funds’ administrators did not waive any such fees.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the “Distribution Agreement”), whereby the Distributor acts as a principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 (the “Custodian”), acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

Because the Funds are new, as of the date of this SAI, the Funds have not engaged in securities lending activities. The Predecessor Funds did not engage in securities lending activities during the fiscal year ended September 30, 2019.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1	Mr. Doran may be deemed to be an “interested” person of the Funds as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

[1]	Valuation date is December 31, 2019.
[2]	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal year ended September 30, 2020.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$94,235	N/A	N/A	$94,235 for service on one (1) board
Thomas P. Lemke	$94,235	N/A	N/A	$94,235 for service on one (1) board
Jay C. Nadel	$94,235	N/A	N/A	$94,235 for service on one (1) board
Randall S. Yanker	$94,235	N/A	N/A	$94,235 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF or an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain investments, including investments in equity of certain non-U.S. corporations and debt instruments, may limit a Fund's ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies may limit their ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund (or its administrative agent) will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which the Funds invest are not securities.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Pursuant to recently issued Treasury regulations, amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholder’s federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended September 30, 2017, 2018 and 2019, the Predecessor Funds paid the following aggregate brokerage commissions on Fund transactions:

Predecessor Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2017	2018	2019
Predecessor Fixed Income Fund	$1,735	$4,551	$7,837
Predecessor Total Return Fund	$50,340	$83,779	$37,667

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended September 30, 2019, the Predecessor Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Predecessor Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Predecessor Fixed Income Fund	$1,629	$45,014,812
Predecessor Total Return Fund	$4,938	$39,695,564

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended September 30, 2017, 2018 and 2019, the Predecessor Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year.

During the fiscal year ended September 30, 2019, the Funds held securities of their "regular brokers and dealers" as follows:

Predecessor Fund	Name of Broker/Dealer	Dollar Amount at FYE
Predecessor Fixed Income Fund	Morgan Stanley & Co. Inc.	$2,394,365
	JP Morgan Chase & Co.	$5,724,354
	Stifel, Nicolaus & Company	$831,692
	Wells Fargo	$2,159,762
	State Street Bank & Trust	$756,245
	Charles Schwab & Co., Inc.	$864,721
Predecessor Total Return Fund	Bank of America Corp.	$56,324
	Goldman Sachs & Co.	$154,721
	JP Morgan Chase & Co.	$1,967,642
	Morgan Stanley & Co. Inc.	$23,559

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended September 30, 2018 and 2019, the portfolio turnover rates for the Predecessor Funds were as follows:

Fund	Portfolio Turnover Rates
	2018	2019
Predecessor Fixed Income Fund	45%	53%
Predecessor Total Return Fund	105%	62%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Funds’ shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, the Sub-Adviser or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31). Each Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and each Fund’s complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 800-838-0191.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Funds’ Adviser, Sub-Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser or Sub-Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with its services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of a Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Adviser, the Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation analysis or for such other legitimate business purpose, depending on the recipient of the information.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser, the Sub-Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

The Adviser and/or the Sub-Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 800-838-0191; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Because the Funds are new, as of the date of this SAI, the Funds do not have any principal shareholders or control persons to report.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), and Fitch Ratings (“Fitch”), respectively.

DESCRIPTION OF MOODY’S GLOBAL RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

A-1

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

A-2

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

•	The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

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CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

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•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

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AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

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RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

First Foundation Advisors

Proxy Voting Policies and Procedures

In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), First Foundation Advisors (“FFA”) has adopted the following proxy voting policy with respect to those assets for which a client has vested FFA with discretionary investment management authority (the “assets”).

FFA’s Policy

Unless a client directs otherwise, in writing, FFA shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. FFA and/or the client shall correspondingly instruct each custodian of the assets to forward to FFA copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how FFA addressed any such circumstance or conflict shall be maintained by FFA - see examples below), it is FFA’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. FFA shall monitor corporate actions of individual issuers and investment companies consistent with FFA’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, FFA may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), FFA may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. FFA shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how FFA voted on any specific proxy issue is also available upon written request. Any questions regarding FFA’s proxy voting policy shall be directed to Greg Bruce, Chief Compliance Officer of FFA.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of FFA, is not in the best interests of the client.

Implementation/Adoption

Greg Bruce, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how FFA addressed any mitigating circumstance or conflict of interest. Mr. Bruce shall be primarily responsible for the ongoing review and evaluation of FFA’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2).

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